UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-07925

(Investment Company Act file number)

WesMark Funds

(Exact name of registrant as specified in charter)

One Bank Plaza, 5th floor

Wheeling, WV 26003

(Address of principal executive offices)

(304) 234-9000

(Registrant’s telephone number)

JoEllen L. Legg, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end:  December 31

Date of reporting period:  January 1 – December 31, 2014

Item 1. Reports to Stockholders.

# WesMark Funds℠

12.31.14 » Annual Report

**PRESIDENT'S MESSAGE & COMBINED ANNUAL REPORT**

WesMark Small Company Growth Fund (WMKSX)

WesMark Growth Fund (WMKGX)

WesMark Balanced Fund (WMBLX)

WesMark Government Bond Fund (WMBDX)

WEST VIRGINIA
1863
2005

WesMark West Virginia Municipal Bond Fund (WMKMX)

President’s Message

Dear Fellow Shareholders:

It has been nearly six years since the S&P 500 Index hit a frightful low of 676.53 during the crux of the full might of the financial crisis. In August of this year the index surpassed the 2,000 mark for the first time in history, an increase of 195.6% since March 2009, and continued to reach new highs as the year progressed, although not without periods of retreat including those in October and December. A new record high close for the index was reached on December 29, 2014, at 2,090.74. The advance occurred as we experienced a healthier economy with improving elements in place to drive continued growth. Business confidence improved along with that of the consumer. Stock price appreciation has been supported by earnings growth, improved operating margins, strong cash flow, and shareholder friendly capital allocation including ongoing share repurchases and dividend increases. Earnings for the S&P 500 also reached record levels in 2014. The S&P 500 provided a total return for 2014 of 13.6%, its third consecutive year of double digit returns, something not accomplished since 1997-99. Large-cap stocks held a performance edge over small-caps for all of 2014, with the Russell 2000 full year gain lagging that of the S&P 500 by 10 percentage points. While this bull market’s duration may appear extended, history supports there is room for continued advance, especially during periods of low inflation and low interest rates. Our investment discipline remains unchanged regardless of short-term market performance. We focus on company fundamentals, investing for the long term in companies that we identify as having opportunities for growth, strong leadership, competitive advantages, and are attractively priced.

As we began 2014 severe winter weather impacted economic growth resulting in negative Gross Domestic Product (GDP) for the first quarter. This caused much investor concern as some thought that the recent trend of improving domestic growth had been broken and the weather “excuse” would prove incorrect. As we moved through the second quarter and into the third it became apparent that the economy was indeed strengthening, overcoming the weather effects of the earlier months and leading to the strongest six month period of growth since the second half of 2003. Government spending returned as a positive contributor to GDP during the third quarter removing a drag that had been in place for a number of years.

The employment statistics continue to show improvement with an increase of 2.95 million new jobs in 2014, the largest annual gain since 1999, and the unemployment rate declining to 5.6%, the lowest level of the recovery. The monthly employment gain continues to strengthen. The improvement in employment has occurred without the expected wage pressures and modest gains have played a key role in keeping inflation low. Wage growth, as measured by average hourly earnings, was just 1.7% in 2014. Average hourly earnings have risen at an approximately 2% annual rate for six consecutive years, although aggregate personal income continues to improve supported by the strong job growth and an increase in average weekly hours worked. The Federal Reserve continues to closely monitor the employment market as they approach their decision to increase short-term interest rates.

Inflation remains stubbornly low with core PCE inflation remaining under 2%, the Federal Reserve’s target level for inflation. As previously discussed, the low level of inflation has been impacted by the lack of accelerating wage growth but also by an overall decline in commodity prices led in the second half of the year by oil prices. Many commodities are currently trading at multi-year lows as demand from high growth regions, including China and India, has declined as their economies have experienced decelerating growth.

The strength of the U.S. dollar has resulted in continued downward pressure on commodity prices. The low level of inflation and fears of deflation are especially unusual given the recent levels of positive domestic economic growth. It is this inflation conundrum that keeps the actions of the Federal Reserve a source of volatility and concern.

The Federal Reserve did end its Quantitative Easing program in October after accumulating $4.5 trillion in assets. They continue to invest maturity proceeds and mortgage principal payments in new securities thereby not reducing the size of their balance sheet at this time in an attempt to maintain accommodative financial conditions. The Federal Reserve emphasized that it “can be patient in beginning to normalize the stance of monetary policy”. The financial markets continue to digest the commentary from the Federal Reserve as well as economic releases in an effort to determine when the first interest rate increase will occur and the pace of subsequent increases once the process has begun. The Federal Reserve would contend that tightening too soon is more costly than tightening too late.

No discussion of the events of 2014 would be complete without noting the decline in interest rates that occurred as the year progressed and the rapid decline in oil prices that occurred in the second half of the year.

The 10-year Treasury Note started 2014 at 3.0% and gradually declined throughout the year as global economic conditions deteriorated and periods of short-term weakness were seen in the domestic economy. As the year came to a close the yield declined precipitously as record low global bond rates continued their decline, the dollar strengthened, the domestic economy remained strong relative to other regions of the world, and investors searched for a safe haven to reduce risk.

The reasons for the decline in the price of oil continue to be debated but it is apparent that increased world supply and slowing global demand joined forces with a strong U.S. dollar to cause a decline in oil, the degree of which was unexpected by the vast majority of investors. Statements from OPEC producers indicating a lack of desire to reduce production was a primary driver of the price decline in the latter two months of the year. Lower energy costs are a net positive for consumer spending but that benefit does not come without an economic cost to the regions and companies that produce energy and energy related products.

The Funds experienced a seventh consecutive year of net inflows with a combined inflow of $4.5 million. The Growth Fund and the Government Bond Fund experienced outflows with the remaining funds experiencing inflows. Industry trends continue to show outflows from domestic equity funds with fixed income and international equity having positive flows. Total fund assets increased $52 million ending the year at $952.2 million.

Your investment in the Funds is important to us and as always we thank you for your support. Our investors’ continued support is instrumental to our success. Should you have any questions or need additional information about the Funds, please visit our website www.wesmarkfunds.com or call 1-800-864-1013.

Sincerely,

David B. Ellwood, CFA

President, WesMark Funds

Performance data quoted represents past performance which is no guarantee of future results.
www.wesmarkfunds.com

Call 1-800-864-1013 for more information

# WesMark Funds℠

12.31.14 » Annual Report

WesMark Small Company Growth Fund (WMKSX)

WesMark Growth Fund (WMKGX)

WesMark Balanced Fund (WMBLX)

WesMark Government Bond Fund (WMBDX)

WesMark West Virginia Municipal Bond Fund (WMKMX)

December 31, 2014 » Annual Report

Management’s Discussion of Fund Performance
WesMark Small Company Growth Fund	December 31, 2014 (Unaudited)

In our prior report, we called 2013 a year in which the economy muddled higher while equity markets ground high. It was quite the opposite in the small cap space for 2014. The economy accelerated in the second and third quarters, while the Russell 2000 was not able to sustain strong market returns. There could have been several different reasons for this wide divergence in performance between large and small capitalization stocks during the year including profit taking from prior years’ strong returns, stretched valuations in some sectors, or concerns about the impact of rising interest rates on smaller companies. For the full year, the WesMark Small Company Growth Fund posted a total return of 3.08%, compared to the Russell 2000 Index of 4.89%, and the Lipper Small-Cap Core Fund category return of 3.85%. Over the same period, the S&P 500 was up 13.66% on a total return basis. Sector benchmarks mentioned below are from the S&P 600, a capitalization weighted index of small-cap U.S. stocks.

The Fund’s relative performance for the period was affected by both sector allocation decisions and stock selection. Throughout 2014, we were consistently overweight the Industrial sector. It was our belief that improving domestic growth paired with strong underlying fundamentals should help the sector once again post solid returns. Our decision to allocate nearly a third of our portfolio to the sector, proved helpful to performance in the first half of 2014. However, as the energy markets stumbled in the second half of the year our exposure to energy focused industrial names fell as well. Overall, our holdings within this sector were negative for 2014, yet 44% of the companies held posted positive returns for 2014. The best performing companies in the Industrial sector for the WesMark Small Company Fund were Allegiant Travel, United Rentals, and Ryder Systems Inc., up 44.9%, 30.9%, and 28.1%, respectively.

In contrast, our allocation and holdings in the Healthcare sector helped performance during the year. We were overweight this sector relative to the benchmark, largely a result of expected new product development, improving earnings and free cash flow growth, and reasonable valuation levels. The Healthcare benchmark was up 10.9% for the period, the third best of all the sectors, while our holdings were up 16.9%. Nearly 70% of our holdings were positive for the year, led by Neurocrine Biosciences, Medivation, and Cubist Pharmaceuticals, up 70.6%, 56.1%, and 46.5%. Several companies in this space received buyout offers, which aided performance in 2014.

Our overall consumer exposure also helped performance for 2014. Small capitalization Consumer Staples stocks were up 9.3%, while the Consumer Discretionary stocks were up 4.0%, both surpassing the small capitalization benchmark. Companies that were held within the Fund performed better than the benchmarks in both sectors, with our Consumer Staples and Discretionary holdings posting a total return of 28.9% and 21.6%, respectively. Our best performing holdings in the consumer space were Whitewave Foods, Foot Locker Inc., and Lithia Motors, up 52.3%, 38.1%, and 26.2%, respectively. Despite the positive contribution to the overall performance, we were underweight the consumer space for much of 2014.

The largest detraction to performance was the Fund’s exposure to the Energy sector. Our decision to have a slight overweight to the benchmark was driven in part to our forecast for strong economic growth around the world. In addition, it was our view that increased domestic production would help fuel economic expansion in the U.S. and over time allow for the export of crude oil products and natural gas. The new technologies used to find and develop a number of domestic oil and natural gas fields, companies that developed and explored for new sources of oil and natural gas, and those companies that would build the infrastructure necessary to export and move these products to markets, were the focus of our investments in this sector. As the U.S. dollar increased in value and the supply and demand for these products fell out of equilibrium, our holdings were negatively impacted. For 2014, the energy benchmark fell 36.2%, while our holdings declined 16.2%. The entire decline in the benchmark and our holdings happened in the final six months of the year, as the energy benchmark tumbled 45.6%. The Fund’s holdings fared slightly better, down 36.0%. Our single holding in the sector that was positive for the year was Tesoro Corp., up 29.4% for 2014. The refining companies typically do well in a falling crude oil environment, particularly if prices at the gasoline pump remain stable.

As of year-end, our top ten holdings accounted for 32.8% of the overall market value of the Fund. The average performance for these holdings was strong for 2014. In our earlier discussion, we detailed returns for Foot Locker Inc., Cubist Pharmaceuticals, Allegiant Travel, and Lithia Motors. Our remaining positive returns from the companies in the top ten include Moog Inc., +8.8%, ITC Holdings, +28.7%, Covance Inc., +17.9%, and Lennox International Inc., +13.3%. Two of our top ten holdings, Quanta Services and Hexcel, posted declines of 10.0% and 7.2%, respectively during 2014.

Also see Glossary of Terms on page 63.

Performance data quoted represents past performance which is no guarantee of future results.

2	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2014 (Unaudited)	WesMark Small Company Growth Fund

GROWTH of $10,000 invested in WesMark Small Company Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund (the “Fund”) from December 31, 2004 to December 31, 2014, compared to the Russell 2000® Index (“Russell 2000®”)** and the Lipper Small Cap Core Funds Average (“LSCCFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2014

1 Year	5 Years	10 Years
3.08%	13.43%	8.64%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Small-company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® and LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**

The Russell 2000® is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Russell 2000® measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2014	3

Management’s Discussion of Fund Performance
WesMark Growth Fund	December 31, 2014 (Unaudited)

The WesMark Growth Fund provided a total return of 10.66% for the year ended December 31, 2014, as compared to the Lipper Large-Cap Core Funds Average of 11.32%, placing the Fund in the third quartile of the Lipper Large-Cap Core Funds peer group, out of a universe of 857 funds, based on total returns, despite a performance difference of just 66 basis points. The Fund’s total return trailed that of the Standard & Poor’s 500®, a market cap weighted index of large capitalization U.S. equities, which had a total return for the year of 13.66%. 2014 experienced further declines in equity market volatility and dispersion of returns within sectors resulting in a challenging environment for active managers. We view our investment style as focused on those companies that have predictable and steady earnings that will likely perform well in times of uncertainty and increased volatility.

2014 saw steady advances in equity markets as measured by the S&P 500. After reaching new highs in September, most market indexes declined sharply in the last two weeks of the third quarter. Reasons for the decline were generally unknown but concerns about slowing growth in Europe and the continued decline in the price of oil fueled speculation that the U.S economy would not escape unharmed. Larger capitalization indexes regained their momentum during the fourth quarter and continued to perform better than mid-capitalization indexes, which, in turn, surpassed smaller capitalization indexes. The market again reached new highs during the fourth quarter focusing on better than expected earnings and economic data as investors became more confident that the U.S. economy is strong enough to overcome a global slowdown and that the benefits of lower energy prices will result in higher spending by both consumers and business being additive to overall GDP growth.

The Fund’s largest positive contribution to performance came from the Healthcare and Information Technology sectors, which represented 18.2% and 21.1% of the portfolio, respectively. Healthcare total return was 29.9% led by UnitedHealth Group, a worldwide provider of health benefits and services, with a return of 36.4%, and animal health company Zoetis Inc., with a return of 31.5%. Baxter International, a provider of healthcare equipment and devices, lagged its peer group and the broader market with a return of 8.4%. Within the Information Technology Sector we experienced strong performance from semiconductor manufacturer Avago Technologies with a return of 93.2%, designer and supplier of integrated circuits Broadcom Corp. advanced 48.1%, and Apple’s total return of 40.5%. Not all of our Information Technology investments performed as expected with Google declining 5.9% and communication equipment supplier Qualcomm advancing just 2.2%.

The portfolio’s allocation to the Energy sector was a negative as the price of oil experienced a precipitous decline, the extent of which was unanticipated by us and the majority of investors. The sector’s portfolio return was -15.1% as we focused on exploration and production companies where the exposure to the price of the commodity is the most direct. Portfolio changes reduced the exposure in the later part of the year but the impact to the performance had already been felt. We ended the year with an underweight in the sector when compared to the S&P 500 index.

Our investment in Southwest Airlines, with the share price more than doubling, benefitted from increased passenger miles, strong industry pricing, and lower fuel costs. Also in the transportation sector, both Union Pacific and FedEx Corp. benefitted from higher utilization rates and strong cost controls. Long time portfolio holding General Electric struggled throughout the year and ended with a negative return of 6.6% despite significant steps to restructure the balance sheet and the product mix. The company’s increased investment in energy related businesses is being judged as ill-timed and a drag on overall results. Given the history of the company, we are willing to be patient with their business plan but recognize that there needs be a sense of urgency on behalf of management to “right the ship” sooner rather than later.

As the year came to a close we increased our exposure to Consumer Discretionary expecting that the benefits of lower energy costs will translate into increased consumer confidence and increased spending.

Also see Glossary of Terms on page 63.

Performance data quoted represents past performance which is no guarantee of future results.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total returns with capital gains and dividends reinvested. For the 10-, 5-, 3- and 1- year periods, the Growth Fund was ranked 264 out of 485, 432 out of 695, 476 out of 759, and 547 out of 857 as of 12/31/14 in the Large Cap Core Funds category. Lipper does not guarantee the accuracy of the information. Lipper rankings are not intended to predict future results.

4	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2014 (Unaudited)	WesMark Growth Fund

GROWTH of $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the “Fund”) from December 31, 2004 to December 31, 2014, compared to the Standard and Poor’s 500® Index (“S&P 500®”)** and Lipper Large Cap Core Funds Average (“LLCC”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2014

1 Year	5 Years	10 Years
10.66%	13.32%	6.90%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.15%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500® and LLCC have been adjusted to reflect reinvestment of dividends on securities in the indexs and averages.

**

The S&P 500® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2014	5

Management’s Discussion of Fund Performance
WesMark Balanced Fund	December 31, 2014 (Unaudited)

The WesMark Balanced Fund provided a total return of 7.50% for the twelve month period ended December 31, 2014, as compared to the Lipper Balanced Fund Average of 5.90%, placing the Fund in the second quartile and 28th percentile for the year, ranking 185 out of 677 funds based on total returns. The Fund seeks to provide more consistent returns over time by allocating its assets among fixed income and equity securities. The asset allocation at year end was 34.9% fixed income, 1.0% preferred equity, 60.2% common equity, and 3.9% cash equivalents. The Fund maintained a short maturity fixed income structure focused on high quality fixed income securities as the Federal Reserve moved closer to moving away from its zero interest rate policy. A policy that has been in place since the fourth quarter of 2008 in response to the financial crisis, the remnants of which continue to impact monetary and fiscal policy around the world.

Fixed income returns were positive for the year as unexpected declines in interest rates were the result of: a deteriorating economic outlook in Europe, China, and Japan; stubbornly low inflation and fears of deflation in both the U.S. and Europe; and low world interest rates resulting in capital inflows to the U.S. fixed income markets. The total return for the Barclays Govt/Credit Index was 6.01% and the Lipper Intermediate Muni Fund Index had a total return of 3.84%. The Fund’s taxable bond investments provided a total return of 6.4% and the municipal bonds return was 9.4%, both providing positive results when compared to their respective benchmarks. All bonds held in the Fund are investment grade (AAA, AA, A, BBB or the equivalent) by a Nationally Recognized Statistical Rating Organization (NRSRO). Investment grade debt outperformed non-investment grade debt as investors reduced risk in their fixed income portfolio, especially in response to financial stress in the energy sector.

Domestic equity markets realized double digit returns for the third year in a row, something not seen since 1997-99. This positive return was achieved during a period of stronger U.S. economic growth, improving employment markets, and improved consumer and business optimism. Periods of decline occurred in response to recurring concerns that Europe’s economic outlook continues to deteriorate, along with Japan and China, and uncertainty surrounding the Federal Reserve’s first interest rate increase. The Standard & Poor’s 500® total return for the year was 13.66%. The domestic equity sector of the Fund had a total return of 10.80%. Within the S&P 500, growth stocks outperformed value. The Fund’s primary focus was on value stocks, those companies identified as having lower valuation levels, slower growth rates, earnings stability with less sensitivity to the economic cycle, and higher dividend yields. During the year, the Fund implemented a strategy of selling covered call options resulting in increased income available to shareholders.

Strong performance in the equity portfolio was realized from Consumer Staples, Utilities and Information Technology. These three sectors represented 19.8% of the total portfolio. Positive contributors of note include: Kroger Company + 64.2%, CVS Health Corp. + 36.6%, and Altria Corp. + 31.7%, within Consumer Staples; Utilities Duke Energy Corp. + 26.1% and Nextera Energy, Inc. + 27.9%; and Information Technology Apple Inc. + 40.5%, Intel Corp. +44.0%, and Applied Materials +43.5%.

Within any portfolio there will be those investments that have not met performance expectations or benchmark returns. The Energy sector was especially challenging as the price of oil and natural gas declined and earnings and cash flow expectations within the sector were reduced. Large integrated producers such as Chevron Corp. and Exxon Mobil realized stronger relative performance within the energy sector but still experienced price declines. Strong cash flow and dividends from the Energy sector resulted in a slight portfolio overweight when compared to the S&P 500 index.

Information Technology’s above market performance continued and the Fund benefitted with an 11% total portfolio allocation and an 18.4% allocation within the equity sector. Top performers provided above market performance with Broadcom Corp. leading the way followed by Intel Corp. and Applied Materials. The technology industry continues to experience significant change as the shift to cloud computing gains traction and the “Internet of Things” (IoT), the interconnection of uniquely identifiable embedded computing devices within the existing internet infrastructure, changes the industry landscape.

The Fund does maintain a small exposure to international developed markets and domestic small capitalization. Both sectors underperformed the domestic U.S. large capitalization markets but do serve to provide increased diversification to the portfolio.

Also see Glossary of Terms on page 63.

Performance data quoted represents past performance which is no guarantee of future results.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Balanced Fund was ranked 126 out of 372, 236 out of 590, 411 out of 618, and 185 out of 677 as of 12/31/14 in the Balanced Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

Diversification does not eliminate the risk of experiencing investment losses.

6	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2014 (Unaudited)	WesMark Balanced Fund

GROWTH of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”) from December 31, 2004 to December 31, 2014, compared to the Standard and Poor’s 500® Index (“S&P 500®”)**, the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)***, the Lipper Balanced Funds Average (“LBFA”)††, and a combined index consisting of 60% S&P 500® and 40% BCIGCI (“Balanced Composite Index”)†.

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2014

1 Year	5 Years	10 Years
7.50%	9.26%	6.11%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.30%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500®, BCIGCI, LBFA, and Balanced Composite Index have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**

The S&P 500® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***

The BCIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

†

The Balanced Composite Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500® and 40% BCIGCI, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or average.

††

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2014	7

Management’s Discussion of Fund Performance
WesMark Government Bond Fund	December 31, 2014 (Unaudited)

The WesMark Government Bond Fund provided a total return of 4.43% for the calendar year 2014. The Lipper General U.S. Government Funds’ return was 6.39% for the same report period. The duration of the securities held in the Fund was 3.95 years on December 31, 2014 and was 5.28 years on December 31, 2013. During the report period, Fund management’s modest reduction of duration was a defensive effort in anticipation of a rising interest rate environment, which did not materialize during the period. The decision to maintain this relatively short duration structure in anticipation of a rising rate environment resulted in a lower total return for the Fund as the general direction of interest rates was lower throughout the year. The duration of 3.95 years was implemented to reduce price volatility as interest rates increase. This structure also limits price appreciation as interest rates decline. The 30-day SEC yield on the fund as of December 31, 2014 was 1.47% compared to 1.86% on December 31, 2013. The distribution yield was 1.73% on December 31, 2014 compared to 1.85% on December 31, 2013.

During the report period, the rate of inflation experienced a more modest increase as compared to the previous report period. The Consumer Price Index increased 0.8% in calendar year 2014 as compared to 1.5% in 2013. Core prices, which exclude food and energy, increased 1.6% in the period. Food prices increased 3.4% in the period while energy prices declined 9.9% as measured by the S&P 500 Energy Index. The Federal Reserve’s preferred measure of inflation, the core PCE (Personal Consumption Expenditure) price deflator, increased 1.4% in the report period.

Within the report period, non-farm payrolls increased an average of 246,000 per month with an unemployment rate at the end of the report period of 5.6% as compared to 6.7% at the end of the previous report period. The median duration of unemployment was 12.6 weeks as compared to 17.0 weeks in the previous report period. The labor participation rate ended the year at 62.7%. Real average hourly earnings increased 1.0% in the period. For 2014, the Gross Domestic Product increased 2.6% on a quarter over quarter basis after a 2.7% quarter over quarter increase in 2013.

In 2012, in its on-going effort to reduce interest rates, the Federal Reserve implemented Quantitative Easing III. This open-ended commitment was to purchase $40 billion of U.S. Government Agency mortgage backed securities and $45 billion of longer dated U.S. Treasury Securities per month. At its December 2013 meeting the Federal Reserve announced it would begin tapering its asset purchase program, with reductions being data dependent. At the October 2014 meeting, the Federal Reserve acknowledged a substantial improvement in the outlook for the labor market since the inception of its current asset purchase program. With sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability, the Federal Reserve concluded its asset purchase program. The Committee maintained its policy of reinvesting principal payments from its holdings of Treasury and agency debt and agency mortgage-backed securities.

The 10 year U.S. Treasury note began the period with a yield of 3.02% and ended the period at 2.21%. The spread between the 2 year U.S. Treasury and the 10 year U.S. Treasury was 275 basis points at the beginning of the period and declined to 149 basis points at the end of the period. The 2 year U.S. Treasury increased 36 basis points in yield while the 10 year U.S. Treasury declined 89 basis points, resulting in a flattening of the yield curve. Short-term interest rates increased during the period in anticipation of accelerated interest rate increases by the Federal Reserve. The decline in yield on the 10 year U.S. Treasury during the period was the result of declining domestic inflation expectations, international sovereign debt concerns and weakening Eurozone economic conditions, resulting in increased demand for U.S. Treasury securities.

Mortgage securities guaranteed by Fannie Mae and Freddie Mac represented 66.9% of the fund on December 31, 2014 as compared to 66.4% of the fund on December 31, 2013. Fannie Mae and Freddie Mac guaranteed mortgage pools comprised 15.9% of the portfolio while CMO’s (Collateralized Mortgage Obligations) comprised 50.7%. The average interest rate for the mortgage pools was 3.58% while the average interest rate for the CMO’s was 2.20%. Federal Agency Securities and U.S. Treasury Securities accounted for 8.6% and 4.5% respectively. Taxable Municipal Bonds represented 18.8% of the fund. Of the Taxable Municipal Securities 61% were callable. The average interest rate of the Taxable Municipal Bond Securities was 5.04% on December 31, 2014.

The net investment income dividend per share for 2014 was $0.1771 as compared to $0.2004 for 2013.

Also see Glossary of Terms on page 63.

Performance data quoted represents past performance which is no guarantee of future results.

8	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2014 (Unaudited)	WesMark Government Bond Fund

GROWTH of $10,000 invested in WesMark Government Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from December 31, 2004 to December 31, 2014, compared to the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)**, the Lipper Intermediate U.S. Government Funds Average (“LIGFA”)***, and the Lipper General U.S. Government Funds Average (“LGUS”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2014

1 Year	5 Years	10 Years
4.43%	2.22%	3.26%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.01%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGCI, LIGFA and the LGUS have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**

The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2014	9

Management’s Discussion of Fund Performance
WesMark West Virginia Municipal Bond Fund	December 31, 2014 (Unaudited)

The WesMark West Virginia Municipal Bond Fund had a total return of 6.87% for the calendar year 2014. The fund’s peer benchmark, the Lipper Intermediate Municipal Debt Funds, return was 5.78% for the same period. The duration of the Fund was 4.95 years as of December 31, 2014 compared to 5.8 years as of December 31, 2013. The net investment income dividend (excluding capital gain distributions) was $0.25 per share for the report period compared to $0.27 per share for the prior year report period. Approximately 94.11% of the dividend was derived from West Virginia Municipal Securities and was exempt from federal and state income tax for West Virginia residents. The portfolio did not contain any securities subject to the Alternative Minimum Tax. At the end of the report period, 79.32% of the portfolio securities were rated BBB or higher with 10.82% rated AAA.

In 2014 there were 27 negotiated new bond issues of West Virginia Municipal Debt Securities as compared to 29 in 2013. West Virginia had one competitive new debt issue in 2014. With the limited amount of new issuance and disproportionate demand, West Virginia Municipal Securities did not experience the dramatic price volatility as did more leveraged states municipal debt securities. The state of West Virginia General Obligation Bonds retained their Aa1 rating by Moody’s and AA by S&P, unchanged from the previous year. The state of West Virginia ended the report period with an unemployment rate of 6.5% up from 5.9% at the end of the prior year report period. The state of West Virginia ended fiscal 2014 with a general fund revenue surplus of $18.3 million, after mid-year budget adjustments, including a $100 million draw on the rainy day fund. This was the first draw on the rainy day fund since fiscal 2009. West Virginia’s rainy day funds represented approximately 22% of fiscal 2014 budgeted operating revenues.

During the report period, the rate of inflation experienced a more modest increase as compared to the previous report period. The Consumer Price Index increased 0.8% in calendar year 2014 as compared to 1.5% in 2013. Core prices, which exclude food and energy, increased 1.6% in the period. Food prices increased 3.4% in the period while energy prices declined 9.9% as measured by the S&P 500 Energy Index. The Federal Reserve’s preferred measure of inflation, the core PCE (Personal Consumption Expenditure) price deflator, increased 1.4% in the report period.

Within the report period, non-farm payrolls increased an average of 246,000 per month with an unemployment rate at the end of the report period of 5.6% as compared to 6.7% at the end of the previous report period. The median duration of unemployment was 12.6 weeks as compared to 17.0 weeks in the previous report period. The labor participation rate ended the year at 62.7%. Real average hourly earnings increased 1.0% in the period. For 2014, the Gross Domestic Product increased 2.6% on a quarter over quarter basis after a 2.7% quarter over quarter increase in 2013.

In 2012, in its on-going effort to reduce interest rates, the Federal Reserve implemented Quantitative Easing III. This open-ended commitment was to purchase $40 billion of U.S. Government Agency mortgage backed securities and $45 billion of longer dated U.S. Treasury Securities per month. At its December 2013 meeting the Federal Reserve announced it would begin tapering its asset purchase program, with reductions being data dependent. At the October 2014 meeting, the Federal Reserve acknowledged a substantial improvement in the outlook for the labor market since the inception of its current asset purchase program. With sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability, the Federal Reserve concluded its asset purchase program. The Committee maintained its policy of reinvesting principal payments from its holdings of Treasury and agency debt and agency mortgage-backed securities.

The 10 year U.S. Treasury note began the period with a yield of 3.02% and ended the period at 2.21%. The spread between the 2 year U.S. Treasury and the 10 year U.S. Treasury was 275 basis points at the beginning of the period and declined to 149 basis points at the end of the period. The 2 year U.S. Treasury increased 36 basis points in yield while the 10 year U.S. Treasury declined 89 basis points, resulting in a flattening of the yield curve. Short-term interest rates increased during the period in anticipation of accelerated interest rate increases by the Federal Reserve. The decline in yield on the 10 year U.S. Treasury during the period was the result of declining domestic inflation expectations, international sovereign debt concerns and weakening Eurozone economic conditions, resulting in increased demand for U.S. Treasury securities.

With the decline in interest rates during the report period, the net asset value per share of the WesMark West Virginia Municipal Bond Fund increased as there is an inverse relationship between the direction of change in interest rates and the price movement of fixed income securities. The net asset value per share of the WesMark West Virginia Municipal Bond Fund ended 2014 at $10.59 compared to $10.16 at the beginning of the year.

Also see Glossary of Terms on page 63.

Performance data quoted represents past performance which is no guarantee of future results.

10	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2014 (Unaudited)	WesMark West Virginia Municipal Bond Fund

GROWTH of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”) from December 31, 2004 to December 31, 2014, compared to the Barclays Capital Municipal Bond 5 Year Total Return Index (“BCM5I”)** and the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2014

1 Year	5 Years	10 Years
6.87%	3.59%	3.24%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.07%

Total Annual Fund Operating Expense After Fee Waiver (as of most current Prospectus): 0.97%

The Adviser has agreed to keep this waiver in place through the later of (the “Termination Date”): (a) February 28, 2015; or (b) the date of the Fund’s next effective Prospectus. This arrangement may only be terminated prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCM5I and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**

The BCM5I is an unmanaged market value weighted performance index for major municipal bonds of all quality ratings with an average maturity of approximately five years. BCM5I is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2014	11

Portfolio of Investments Summary Table
WesMark Small Company Growth Fund	December 31, 2014 (Unaudited)

At December 31, 2014, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

COMMON STOCKS	92.4%

EXCHANGE TRADED FUNDS	4.9%

SHORT-TERM INVESTMENTS(2)	2.3%

OTHER ASSETS AND LIABILITIES - NET(3)	0.4%

TOTAL PORTFOLIO	100.0%

At December 31, 2014, the Fund’s Sector Composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets

Industrials	30.0%

Health Care	15.3%

Information Technology	11.4%

Consumer Discretionary	11.0%

Financials	10.3%

Consumer Staples	5.2%

Other (ETF Funds)	4.9%

Energy	4.1%

Utilities	3.2%

Materials	1.9%

Equity Portfolio Sub-Total	97.3%

Short-Term Investments(2)	2.3%

Other Assets and Liabilities - Net(3)	0.4%

Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investments in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s adviser.

12	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2014	WesMark Small Company Growth Fund

Shares/Principal Amount		Value

COMMON STOCKS-92.4%
CONSUMER DISCRETIONARY-11.0%
	Apparel Retail-4.4%
50,000	Chico’s FAS, Inc.	$810,500
62,000	Foot Locker, Inc.	3,483,160

		4,293,660

	Auto Parts & Equipment-0.3%
7,900	Standard Motor Products, Inc.	301,148

	Automotive Retail-2.9%
32,200	Lithia Motors, Inc., Class A	2,791,418

	Computer & Electronics Retail-0.2%
6,100	GameStop Corp., Class A	206,180

	Housewares & Specialties-2.5%
50,625	Jarden Corp.(1)	2,423,925

	Restaurants-0.7%
3,500	Buffalo Wild Wings, Inc.(1)	631,330

TOTAL CONSUMER DISCRETIONARY		10,647,661

CONSUMER STAPLES-5.2%
	Brewers-2.4%
8,000	Boston Beer Co., Inc., Class A(1)	2,316,320

	Food Distributors-0.4%
4,500	United Natural Foods, Inc.(1)	347,963

	Food Retail-0.6%
6,300	Fresh Market, Inc.(1)	259,560
10,750	Sprouts Farmers Market, Inc.(1)	365,285

		624,845

	Packaged Foods & Meats-1.8%
4,000	Hain Celestial Group, Inc.(1)	233,160
45,000	WhiteWave Foods Co.(1)	1,574,550

		1,807,710

TOTAL CONSUMER STAPLES		5,096,838

ENERGY-4.1%
	Oil & Gas Equipment & Services-0.1%
7,100	Superior Energy Services, Inc.	143,065

	Oil & Gas Exploration & Production-2.6%
48,500	Carrizo Oil & Gas, Inc.(1)	2,017,600
14,000	SM Energy Co.	540,120

		2,557,720

	Oil & Gas Refining & Marketing-1.4%
17,750	Tesoro Corp.	1,319,712

TOTAL ENERGY		4,020,497

Shares/Principal Amount		Value

FINANCIALS-10.3%
	Asset Management & Custody Banks-1.7%
15,000	Cohen & Steers, Inc.	$631,200
68,000	WisdomTree Investments, Inc.	1,065,900

		1,697,100

	Consumer Finance-0.7%
11,500	PRA Group, Inc.(1)	666,195

	Investment Banking & Brokerage-2.6%
4,500	Lazard, Ltd., Class A	225,135
45,900	Stifel Financial Corp.(1)	2,341,818

		2,566,953

	Property & Casualty Insurance-1.5%
19,500	Allied World Assurance Co. Holdings AG	739,440
20,000	First American Financial Corp.	678,000

		1,417,440

	Regional Banks-3.8%
20,000	Banner Corp.	860,400
105,000	Cardinal Financial Corp.	2,082,150
9,800	TCF Financial Corp.	155,722
10,000	UMB Financial Corp.	568,900

		3,667,172

TOTAL FINANCIALS		10,014,860

HEALTH CARE-15.3%
	Biotechnology-4.1%
35,000	Cubist Pharmaceuticals, Inc.(1)	3,522,750
2,200	Medivation, Inc.(1)	219,142
6,000	Neurocrine Biosciences, Inc.(1)	134,040
4,000	NPS Pharmaceuticals, Inc.(1)	143,080

		4,019,012

	Health Care Equipment-4.2%
25,000	Analogic Corp.	2,115,250
35,000	Insulet Corp.(1)	1,612,100
15,000	SurModics, Inc.(1)	331,500

		4,058,850

	Health Care Services-3.1%
29,000	Covance, Inc.(1)	3,011,360

	Health Care Supplies-2.2%
12,000	Align Technology, Inc.(1)	670,920
30,000	Neogen Corp.(1)	1,487,700

		2,158,620

	Life Sciences Tools & Services-0.4%
7,000	PAREXEL International Corp.(1)	388,920

	Pharmaceuticals-1.3%
20,000	Prestige Brands Holdings, Inc.(1)	694,400
5,000	Salix Pharmaceuticals, Ltd.(1)	574,700

		1,269,100

TOTAL HEALTH CARE		14,905,862

Annual Report | December 31, 2014	13

Portfolio of Investments
WesMark Small Company Growth Fund	December 31, 2014

Shares/Principal Amount		Value

INDUSTRIALS-30.0%
	Aerospace & Defense-7.6%
79,000	Hexcel Corp.(1)	$3,277,710
52,400	Moog, Inc., Class A(1)	3,879,172
4,300	Triumph Group, Inc.	289,046

		7,445,928

	Airlines-2.9%
19,000	Allegiant Travel Co.	2,856,270

	Building Products-4.7%
54,000	AAON, Inc.	1,209,060
27,000	Lennox International, Inc.	2,566,890
30,000	Masco Corp.	756,000

		4,531,950

	Construction & Engineering-6.0%
55,200	Chicago Bridge & Iron Co., N.V.	2,317,296
15,000	MasTec, Inc.(1)	339,150
112,000	Quanta Services, Inc.(1)	3,179,680

		5,836,126

	Construction Machinery & Heavy Equipment-0.6%
4,800	Allison Transmission Holdings, Inc.	162,720
35,600	Commercial Vehicle Group, Inc.(1)	237,096
5,700	Terex Corp.	158,916

		558,732

	Electronics-1.3%
18,000	OSI Systems, Inc.(1)	1,273,860

	Industrial Conglomerates-0.2%
2,200	Carlisle Cos, Inc.	198,528

	Industrial Machinery-0.2%
4,600	Chart Industries, Inc.(1)	157,320

	Miscellaneous Manufacturing-0.6%
20,000	Actuant Corp., Class A	544,800

	Office Services & Supplies-0.3%
14,500	Steelcase, Inc., Class A	260,275

	Trading Companies & Distributors-3.3%
22,000	H&E Equipment Services, Inc.	617,980
25,600	United Rentals, Inc.(1)	2,611,456

		3,229,436

	Trucking-2.3%
6,800	Celadon Group, Inc.	154,292
2,100	Landstar System, Inc.	152,313
19,400	Ryder System, Inc.	1,801,290
5,000	Swift Transportation Co.(1)	143,150

		2,251,045

TOTAL INDUSTRIALS		29,144,270

Shares/Principal Amount		Value

INFORMATION TECHNOLOGY-11.4%
	Application Software-2.0%
30,000	Bottomline Technologies (de), Inc.(1)	$758,400
33,000	NetScout Systems, Inc.(1)	1,205,820

		1,964,220

	Computer Hardware-1.2%
30,000	NCR Corp.(1)	874,200
3,000	Stratasys, Ltd.(1)	249,330

		1,123,530

	Data Processing & Outsourced Services-2.8%
25,700	Heartland Payment Systems, Inc.	1,386,515
30,000	Syntel, Inc.(1)	1,349,400

		2,735,915

	Electronic Manufacturing Services-0.8%
30,000	Benchmark Electronics, Inc.(1)	763,200

	Internet Software & Services-0.9%
16,100	Blucora, Inc.(1)	222,985
10,000	j2 Global, Inc.	620,000

		842,985

	Semiconductor Equipment-2.2%
79,400	Teradyne, Inc.	1,571,326
30,000	Ultratech, Inc.(1)	556,800

		2,128,126

	Semiconductors-0.2%
4,800	First Solar, Inc.(1)	214,056

	Systems Software-1.0%
26,500	Qualys, Inc.(1)	1,000,375

	Technology Distributors-0.1%
1,900	SYNNEX Corp.	148,504

	Technology Hardware, Storage & Supplies-0.2%
6,200	3D Systems Corp.(1)	203,794

TOTAL INFORMATION TECHNOLOGY		11,124,705

MATERIALS-1.9%
	Diversified Metals & Mining-0.5%
21,000	US Silica Holdings, Inc.	539,490

	Forest Products-1.4%
81,500	Louisiana-Pacific Corp.(1)	1,349,640

TOTAL MATERIALS		1,889,130

UTILITIES-3.2%
	Electric Utilities-3.2%
76,000	ITC Holdings Corp.	3,072,680

14	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2014	WesMark Small Company Growth Fund

Shares/Principal Amount		Value

TOTAL UTILITIES		$3,072,680

TOTAL COMMON STOCKS

(Cost $51,958,080)		89,916,503

EXCHANGE TRADED FUNDS-4.9%
20,000	iShares® Russell 2000® ETF	2,393,400
16,700	iShares® Russell 2000® Growth ETF	2,377,746

TOTAL EXCHANGE TRADED FUNDS

(Cost $3,544,733)		4,771,146

SHORT TERM INVESTMENTS-2.3%
	Mutual Funds-2.3%
2,240,590	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.003% (at net asset value)	2,240,590

TOTAL SHORT TERM INVESTMENTS

(Cost $2,240,590)		2,240,590

TOTAL INVESTMENTS-99.6%
(Cost $57,743,403)		96,928,239
OTHER ASSETS AND LIABILITIES- NET(2)-0.4%		388,536

NET ASSETS-100.0%		$97,316,775

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2014.

The following acronyms are used throughout this portfolio:

AG	-	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ETF	-	Exchange Traded Fund.
Ltd.	-	Limited.
N.V.	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2014	15

Portfolio of Investments Summary Table
WesMark Growth Fund	December 31, 2014 (Unaudited)

At December 31, 2014, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

COMMON STOCKS	97.6%

SHORT-TERM INVESTMENTS(2)	1.6%

EXCHANGE-TRADED FUNDS	1.3%

OTHER ASSETS AND LIABILITIES - NET(3)	-0.5%

TOTAL PORTFOLIO	100.0%

At December 31, 2014, the Fund’s Sector Composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets

Information Technology	21.1%

Health Care	18.2%

Financials	17.6%

Industrials	17.1%

Consumer Discretionary	12.3%

Energy	5.7%

Consumer Staples	4.7%

Materials	2.2%

Equity Portfolio Sub-Total	98.9%

Short-Term Investments(2)	1.6%

Other Assets and Liabilities - Net(3)	-0.5%

Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investments in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s adviser.

16	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2014	WesMark Growth Fund

Shares/Principal Amount		Value

COMMON STOCKS-97.6%
CONSUMER DISCRETIONARY-11.0%
	Apparel Retail-0.6%
33,000	TJX Cos., Inc.	$2,263,140

	Auto Parts & Equipment-2.6%
100,000	Delphi Automotive PLC	7,272,000
45,000	Johnson Controls, Inc.	2,175,300

		9,447,300

	Automobile Manufacturers-1.1%
150,000	Ford Motor Co.	2,325,000
14,000	Toyota Motor Corp., Sponsored ADR	1,756,720

		4,081,720

	Broadcasting-1.6%
100,000	CBS Corp., Class B	5,534,000

	Cable & Satellite-0.6%
35,000	Comcast Corp., Class A	2,030,350

	Department Stores-1.8%
100,000	Macy’s, Inc.	6,575,000

	Home Building-0.6%
58,000	Toll Brothers, Inc.(1)	1,987,660

	Movies & Entertainment-2.1%
80,000	Walt Disney Co.	7,535,200

TOTAL CONSUMER DISCRETIONARY		39,454,370

CONSUMER STAPLES-4.7%
	Drugs Retail-3.3%
125,000	CVS Health Corp.	12,038,750

	Food Retail-0.8%
75,000	Mondelez International, Inc., Class A	2,724,375

	Packaged Foods & Meats-0.6%
22,000	Mead Johnson Nutrition Co.	2,211,880

TOTAL CONSUMER STAPLES		16,975,005

ENERGY-5.7%
	Oil & Gas Equipment & Services-0.8%
21,000	National Oilwell Varco, Inc.	1,376,130
16,500	Schlumberger, Ltd.	1,409,265

		2,785,395

	Oil & Gas Exploration & Production-3.5%
100,000	Carrizo Oil & Gas, Inc.(1)	4,160,000
15,000	Cimarex Energy Co.	1,590,000
106,000	Continental Resources, Inc.(1)	4,066,160
35,500	EQT Corp.	2,687,350

		12,503,510

Shares/Principal Amount		Value

	Oil & Gas Refining & Marketing-1.4%
31,000	Marathon Petroleum Corp.	$2,798,060
45,000	Valero Energy Corp.	2,227,500

		5,025,560

TOTAL ENERGY		20,314,465

FINANCIALS-17.6%
	Asset Management & Custody Banks-2.9%
265,000	Invesco, Ltd.	10,472,800

	Consumer Finance-2.8%
110,000	American Express Co.	10,234,400

	Diversified Banks-4.0%
60,000	Toronto-Dominion Bank	2,866,800
210,000	Wells Fargo & Co.	11,512,200

		14,379,000

	Investment Banking & Brokerage-2.2%
200,000	Morgan Stanley	7,760,000

	Property & Casualty Insurance-2.4%
75,000	ACE, Ltd.	8,616,000

	Regional Banks-3.3%
150,000	BB&T Corp.	5,833,500
300,000	Fifth Third Bancorp	6,112,500

		11,946,000

TOTAL FINANCIALS		63,408,200

HEALTH CARE-18.2%
	Biotechnology-5.8%
35,000	Amgen, Inc.	5,575,150
80,000	Celgene Corp.(1)	8,948,800
24,000	Gilead Sciences, Inc.(1)	2,262,240
10,000	Regeneron Pharmaceuticals, Inc.(1)	4,102,500

		20,888,690

	Health Care Distributors-1.9%
33,000	Cardinal Health, Inc.	2,664,090
20,000	McKesson Corp.	4,151,600

		6,815,690

	Health Care Equipment-0.5%
25,000	Baxter International, Inc.	1,832,250

	Life Sciences Tools & Services-0.6%
35,000	Quintiles Transnational Holdings, Inc.(1)	2,060,450

	Managed Health Care-2.7%
40,000	Aetna, Inc.	3,553,200
60,000	UnitedHealth Group, Inc.	6,065,400

		9,618,600

	Pharmaceuticals-6.7%
100,000	Abbott Laboratories	4,502,000
100,000	Johnson & Johnson	10,457,000

Annual Report | December 31, 2014	17

Portfolio of Investments
WesMark Growth Fund	December 31, 2014

Shares/Principal Amount		Value

85,000	Merck & Co., Inc.	$4,827,150
100,000	Zoetis, Inc.	4,303,000

		24,089,150

TOTAL HEALTH CARE		65,304,830

INDUSTRIALS-17.1%
	Aerospace & Defense-7.0%
23,000	B/E Aerospace, Inc.(1)	1,334,460
75,000	Boeing Co.	9,748,500
75,000	Honeywell International, Inc.	7,494,000
60,000	Moog, Inc., Class A(1)	4,441,800
9,500	Precision Castparts Corp.	2,288,360

		25,307,120

	Air Freight & Logistics-1.5%
30,000	FedEx Corp.	5,209,800

	Airlines-2.1%
112,500	Southwest Airlines Co.	4,761,000
40,000	United Continental Holdings, Inc.(1)	2,675,600

		7,436,600

	Construction & Engineering-0.2%
29,000	Quanta Services, Inc.(1)	823,310

	Electrical Components & Equipment-0.4%
30,000	Sensata Technologies Holding N.V.(1)	1,572,300

	Industrial Conglomerates-2.7%
386,500	General Electric Co.	9,766,855

	Railroads-2.7%
80,000	Union Pacific Corp.	9,530,400

	Trucking-0.5%
19,000	Ryder System, Inc.	1,764,150

TOTAL INDUSTRIALS		61,410,535

INFORMATION TECHNOLOGY-21.1%
	Communications Equipment-2.9%
10,000	F5 Networks, Inc.(1)	1,304,650
125,000	QUALCOMM, Inc.	9,291,250

		10,595,900

	Computer Hardware-2.6%
84,000	Apple, Inc.	9,271,920

	Computer Storage & Peripherals-3.2%
225,000	EMC Corp.	6,691,500
50,000	SanDisk Corp.	4,899,000

		11,590,500

	Electronic Components-0.5%
30,000	Amphenol Corp., Class A	1,614,300

	Internet Software & Services-2.3%
8,786	Equinix, Inc.	1,992,050

Shares/Principal Amount		Value

6,000	Google, Inc., Class A(1)	$3,183,960
6,000	Google, Inc., Class C(1)	3,158,400

		8,334,410

	Semiconductor Equipment-1.8%
80,000	Applied Materials, Inc.	1,993,600
16,000	KLA-Tencor Corp.	1,125,120
40,000	Lam Research Corp.	3,173,600

		6,292,320

	Semiconductors-2.7%
55,000	Avago Technologies, Ltd.	5,532,450
100,000	Broadcom Corp., Class A	4,333,000

		9,865,450

	Systems Software-5.1%
200,000	Microsoft Corp.	9,290,000
200,000	Oracle Corp.	8,994,000

		18,284,000

TOTAL INFORMATION TECHNOLOGY		75,848,800

MATERIALS-2.2%
	Diversified Chemicals-0.6%
10,000	PPG Industries, Inc.	2,311,500

	Fertilizers & Agricultural Chemicals-1.6%
11,500	CF Industries Holdings, Inc.	3,134,210
21,000	Monsanto Co.	2,508,870

		5,643,080

TOTAL MATERIALS		7,954,580

TOTAL COMMON STOCKS

(Cost $213,511,402)		350,670,785

EXCHANGE TRADED FUNDS-1.3%
50,000	SPDR® S&P® Retail ETF	4,800,500

TOTAL EXCHANGE TRADED FUNDS

(Cost $4,666,190)		4,800,500

SHORT TERM INVESTMENTS-1.6%
	Mutual Funds-1.6%
5,815,858	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.003% (at net asset value)	5,815,858

TOTAL SHORT TERM INVESTMENTS

(Cost $5,815,858)		5,815,858

TOTAL INVESTMENTS-100.5%
(Cost $223,993,450)		361,287,143

OTHER ASSETS AND LIABILITIES-NET(2)-(0.5)%		(1,799,964)

NET ASSETS-100.0%		$359,487,179

18	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2014	WesMark Growth Fund

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2014.

The following acronyms are used throughout this portfolio:

ADR	-	American Depositary Receipt.
Ltd.	-	Limited.
N.V.	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	-	Public Limited Co.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2014	19

Portfolio of Investments Summary Table
WesMark Balanced Fund	December 31, 2014 (Unaudited)

At December 31, 2014, the Fund’s Portfolio Composition(1) was as follows:

Percentage of
Portfolio Composition	Total Net Assets

COMMON STOCKS	56.7%

EXCHANGE TRADED FUNDS	3.5%

PREFERRED STOCKS	1.0%

EQUITY PORTFOLIO SUB-TOTAL	61.2%

CORPORATE BONDS	14.9%

U.S. GOVERNMENT AGENCY SECURITIES	6.3%

TAXABLE MUNICIPAL BONDS	5.7%

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	4.0%

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	4.0%

FIXED INCOME PORTFOLIO SUB-TOTAL	34.9%

SHORT-TERM INVESTMENTS(2)	4.6%

OTHER ASSETS AND LIABILITIES - NET(3)	-0.7%

TOTAL PORTFOLIO	100.0%

At December 31, 2014, the Fund’s Sector Composition(4) was as follows:

Percentage of
Sector Composition	Total Net Assets

Information Technology	11.0%

Financials	8.6%

Industrials	6.7%

Energy	6.6%

Consumer Staples	6.6%

Consumer Discretionary	5.4%

Materials	4.5%

Health Care	4.4%

Other (ETF Funds)	2.6%

Utilities	2.6%

Telecommunication Services	1.2%

Preferred Stocks	1.0%

Equity Portfolio Sub-Total	61.2%

Corporate Bonds	14.9%

U.S. Government Agencies (Combined)	14.3%

Taxable Municipal Bonds	5.7%

Fixed Income Portfolio Sub-Total	34.9%

Short-Term Investments(2)	4.9%

Other Assets and Liabilities-Net(3)	-0.7%

Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s adviser.

20	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2014	WesMark Balanced Fund

Shares/Principal Amount		Value

COMMON STOCKS-56.7%
CONSUMER DISCRETIONARY-4.5%
	Auto Parts & Equipment-0.7%
15,000	Johnson Controls, Inc.	$725,100

	Cable & Satellite-0.6%
10,000	Comcast Corp., Class A	580,100

	Department Stores-1.5%
24,000	Macy’s, Inc.	1,578,000

	Home Improvement Retail-0.7%
6,500	Home Depot, Inc.	682,305

	Restaurants-1.0%
10,500	McDonald’s Corp.	983,850

TOTAL CONSUMER DISCRETIONARY		4,549,355

CONSUMER STAPLES-6.6%
	Drugs Retail-0.9%
10,000	CVS Health Corp.	963,100

	Packaged Foods & Meats-4.2%
12,000	ConAgra Foods, Inc.	435,360
10,000	General Mills, Inc.	533,300
8,000	Kraft Foods Group, Inc.	501,280
20,000	Kroger Co.	1,284,200
10,000	Mead Johnson Nutrition Co.	1,005,400
7,500	Nestle SA, Sponsored ADR	547,125

		4,306,665

	Soft Drinks-1.1%
13,000	Coca-Cola Co.	548,860
6,500	PepsiCo, Inc.	614,640

		1,163,500

	Tobacco-0.4%
9,000	Altria Group, Inc.	443,430

TOTAL CONSUMER STAPLES		6,876,695

ENERGY-6.6%
	Integrated Oil & Gas-3.4%
12,000	Chevron Corp.	1,346,160
15,000	Exxon Mobil Corp.	1,386,750
9,000	Occidental Petroleum Corp.	725,490

		3,458,400
	Oil & Gas Equipment & Services-1.4%
5,000	National Oilwell Varco, Inc.	327,650
14,000	Oceaneering International, Inc.	823,340
3,800	Schlumberger, Ltd.	324,558

		1,475,548
	Oil & Gas Exploration & Production-1.2%
18,000	ConocoPhillips	1,243,080

Shares/Principal Amount		Value

	Oil & Gas Refining & Marketing-0.6%
7,000	Marathon Petroleum Corp.	$631,820

TOTAL ENERGY		6,808,848

FINANCIALS-8.6%
	Asset Management & Custody Banks-0.6%
15,000	Invesco, Ltd.	592,800

	Consumer Finance-0.9%
10,000	American Express Co.	930,400

	Diversified Banks-1.4%
16,000	US Bancorp	719,200
13,000	Wells Fargo & Co.	712,660

		1,431,860
	Life & Health Insurance-0.7%
8,000	Prudential Financial, Inc.	723,680

	Other Diversified Financial Services-0.9%
15,000	JPMorgan Chase & Co.	938,700

	Property & Casualty Insurance-1.5%
13,000	ACE, Ltd.	1,493,440

	Regional Banks-2.1%
18,000	BB&T Corp.	700,020
16,000	PNC Financial Services Group, Inc.	1,459,680

		2,159,700
	Retail REITS-0.5%
12,500	National Retail Properties, Inc.	492,125

TOTAL FINANCIALS		8,762,705

HEALTH CARE-4.4%
	Health Care Distributors-1.9%
6,000	Cardinal Health, Inc.	484,380
6,800	McKesson Corp.	1,411,544

		1,895,924
	Pharmaceuticals-2.5%
11,000	Johnson & Johnson	1,150,270
10,000	Merck & Co., Inc.	567,900
24,000	Roche Holding AG, Sponsored ADR	815,760

		2,533,930

TOTAL HEALTH CARE		4,429,854

INDUSTRIALS-6.7%
	Aerospace & Defense-1.5%
7,000	Boeing Co.	909,860
6,000	Honeywell International, Inc.	599,520

		1,509,380

Annual Report | December 31, 2014	21

Portfolio of Investments
WesMark Balanced Fund	December 31, 2014

Shares/Principal Amount		Value

	Air Freight & Logistics-0.6%
5,700	United Parcel Service, Inc., Class B	$633,669

	Industrial Conglomerates-0.7%
30,000	General Electric Co.	758,100

	Industrial Machinery-0.5%
8,000	Eaton Corp. PLC	543,680

	Railroads-3.4%
10,000	Norfolk Southern Corp.	1,096,100
20,000	Union Pacific Corp.	2,382,600

		3,478,700

TOTAL INDUSTRIALS		6,923,529

INFORMATION TECHNOLOGY-11.0%
	Communications Equipment-1.7%
22,500	Cisco Systems, Inc.	625,837
15,000	QUALCOMM, Inc.	1,114,950

		1,740,787

	Computer Hardware-3.5%
24,500	Apple, Inc.	2,704,310
6,000	International Business Machines Corp.	962,640

		3,666,950

	Internet Software & Services-1.4%
1,400	Google, Inc., Class A(1)	742,924
1,400	Google, Inc., Class C(1)	736,960

		1,479,884

	Semiconductor Equipment-1.1%
27,000	Applied Materials, Inc.	672,840
5,000	KLA-Tencor Corp.	351,600

		1,024,440

	Semiconductors-2.6%
17,500	Broadcom Corp., Class A	758,275
19,000	Intel Corp.	689,510
22,000	Texas Instruments, Inc.(2)	1,176,230

		2,624,015

	Systems Software-0.7%
15,000	Microsoft Corp.	696,750

TOTAL INFORMATION TECHNOLOGY		11,232,826

MATERIALS-4.5%
	Commodity Chemicals-0.4%
5,500	LyondellBasell Industries N.V., Class A	436,645

	Diversified Chemicals-2.5%
12,000	Dow Chemical Co.	547,320
13,000	EI du Pont de Nemours & Co.	961,220
5,000	PPG Industries, Inc.	1,155,750

		2,664,290

Shares/Principal Amount		Value

	Fertilizers & Agricultural Chemicals-0.5%
1,800	CF Industries Holdings, Inc.	$490,572

	Paper Products-1.1%
20,000	International Paper Co.(2)	1,071,600

TOTAL MATERIALS		4,663,107

TELECOMMUNICATION SERVICES-1.2%
	Integrated Telecommunication Services-1.2%
10,000	AT&T, Inc.	335,900
20,000	Verizon Communications, Inc.	935,600

		1,271,500

TOTAL TELECOMMUNICATION SERVICES		1,271,500

UTILITIES-2.6%
	Electric Utilities-2.6%
15,000	Duke Energy Corp.	1,253,100
10,000	NextEra Energy, Inc.	1,062,900
7,500	Southern Co.	368,325

		2,684,325

TOTAL UTILITIES		2,684,325

TOTAL COMMON STOCKS

(Cost $38,261,824)		58,202,744

EXCHANGE TRADED FUNDS-3.5%
20,500	iShares® MSCI EAFE ETF	1,247,220
3,500	iShares® Russell 2000® Growth ETF	498,330
18,000	SPDR® Barclays Convertible Securities ETF	844,020
10,000	SPDR® S&P® Retail ETF	960,100

TOTAL EXCHANGE TRADED FUNDS

(Cost $3,337,334)		3,549,670

PREFERRED STOCKS-1.0%
	Regional Banks-0.7%
15,000	BB&T Corp., Series E, 5.625%	362,850
15,000	PNC Financial Services Group, Inc., Series Q, 5.375%	358,650

		721,500

	Specialized REITS-0.3%
10,000	Public Storage, Series S, 5.900%	252,800

TOTAL PREFERRED STOCKS

(Cost $918,754)		974,300

22	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2014	WesMark Balanced Fund

Shares/Principal Amount		Value

CORPORATE BONDS-14.9%
	Automobile Manufacturers-0.9%
$1,000,000	Toyota Motor Credit Corp., Sr. Unsecured Notes, 2.250%, 12/7/2027(3)	$930,870

	Commercial Finance-1.6%
500,000	General Electric Capital Corp., Sr. Unsecured Notes, 3.500%, 6/29/2015	507,398
1,000,000	General Electric Capital Corp., 6.250%, Perpetual Maturity(4)(5)	1,093,750

		1,601,148

	Communications Equipment-1.0%
1,000,000	Cisco Systems, Inc., Sr. Unsecured Notes, 5.500%, 2/22/2016	1,055,378

	Computer Hardware-1.6%
1,000,000	Hewlett-Packard Co., Sr. Unsecured Notes, 3.000%, 9/15/2016	1,027,470
500,000	International Business Machines Corp., Sr. Unsecured Notes, 7.625%, 10/15/2018	603,320

		1,630,790

	Diversified Chemicals-1.0%
1,000,000	Dow Chemical Co., Sr. Unsecured Notes, 3.000%, 11/15/2022	978,757

	Health Care Equipment-0.5%
500,000	Medtronic, Inc., Sr. Unsecured Notes, 4.450%, 3/15/2020	549,220

	Health Care Services-0.5%
500,000	Express Scripts Holding Co., Company Guaranteed Notes, 3.125%, 5/15/2016	514,251

	Healthcare REITS-0.5%
500,000	Health Care REIT, Inc., Sr. Unsecured Notes, 3.625%, 3/15/2016	514,854

	Investment Banking & Brokerage-0.5%
500,000	Morgan Stanley, Sr. Unsecured Notes, 5.550%, 4/27/2017	543,046

Shares/Principal Amount		Value

	Life Sciences Tools & Services-0.5%
$500,000	Agilent Technologies, Inc., Sr. Unsecured Notes, 3.200%, 10/1/2022	$488,273

	Networking Products-0.5%
500,000	Juniper Networks, Inc., Sr. Unsecured Notes, 3.100%, 3/15/2016	510,127

	Oil & Gas Exploration & Production-0.5%
500,000	Devon Energy Corp., Sr. Unsecured Notes, 3.250%, 5/15/2022	491,975

	Other Diversified Financial Services-1.5%
1,000,000	JPMorgan Chase & Co., Sr. Unsecured Notes, 4.400%, 7/22/2020	1,084,781
500,000	JPMorgan Chase & Co., Sr. Unsecured Notes, 4.000%, 9/28/2026(3)	495,607

		1,580,388

	Packaged Foods & Meats-0.5%
500,000	HJ Heinz Co., Sr. Unsecured Notes, 3.125%, 9/12/2021	467,500

	Pharmaceuticals-0.5%
500,000	Pfizer, Inc., 3.400%, 5/15/2024	521,232

	Real Estate-0.7%
750,000	Simon Property Group LP, 2.750%, 2/1/2023	735,646

	Regional Banks-0.5%
500,000	PNC Bank NA, Subordinate Notes, 2.950%, 1/30/2023	489,465

	Semiconductors-0.5%
500,000	Texas Instruments, Inc., Sr. Unsecured Notes, 1.650%, 8/3/2019	488,700

	Software & Services-1.1%
400,000	Autodesk, Inc., 3.600%, 12/15/2022	396,207
750,000	Oracle Corp., 3.400%, 7/8/2024	767,464

		1,163,671

TOTAL CORPORATE BONDS

(Cost $14,985,410)		15,255,291

Annual Report | December 31, 2014	23

Portfolio of Investments
WesMark Balanced Fund	December 31, 2014

Shares/Principal Amount		Value

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-4.0%

	Federal National Mortgage Association-3.1%
$753,844	Series 2012-100, Class NA, 2.000%, 11/25/2041	$743,884
1,500,000	Series 2003-39, Class JC, 4.000%, 5/25/2033	1,586,017
888,819	Series 2013-72, Class HG, 3.000%, 4/25/2033	910,235

		3,240,136

	Government National Mortgage Association-0.9%
902,547	Series 2013-88, Class LV, 2.500%, 9/16/2026(4)	893,870

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS

(Cost $4,166,413)		4,134,006

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-4.0%

	Commercial Mortgage-Backed Securities-0.5%
500,000	Series 2012-C3, Class A4, 3.091%, 9/10/2022	508,622

	Federal Home Loan Mortgage Corp.-1.5%
916,115	Pool G30681, 3.500%, 1/1/2034	963,894
3,698	Pool E84004, 6.000%, 6/1/2016	3,765
567,217	Pool G18527, 3.000%, 10/1/2029	589,479

		1,557,138

	Federal National Mortgage Association-2.0%
62,940	Pool 254831, 5.000%, 8/1/2023	69,491
484,959	Pool AM3301, 2.350%, 5/1/2023	480,608
861,113	Pool MA1449, 3.000%, 5/1/2028	895,258
285,424	Pool AE0375, 4.000%, 7/1/2025	305,017
213,346	Pool AD6175, 4.000%, 9/1/2025	227,979

		1,978,353

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES

(Cost $3,952,036)		4,044,113

U.S. GOVERNMENT AGENCY SECURITIES-6.3%

	Federal Farm Credit Bank-0.7%
750,000	3.050%, 12/24/2024	750,300

	Federal Home Loan Bank-3.9%
1,063,830	2.530%, 7/12/2022	1,049,990

Shares/Principal Amount		Value

$952,381	2.900%, 9/5/2025	$943,067
500,000	1.250%, 10/25/2022(3)	491,084
1,000,000	2.200%, 5/2/2022	989,389
450,000	5.250%, 6/10/2022	540,633

		4,014,163

	Federal Home Loan Mortgage Corp.-1.2%
500,000	2.500%, 12/26/2025	481,426
750,000	2.050%, 5/22/2023	726,368

		1,207,794

	Federal National Mortgage Association-0.5%
500,000	4.000%, 8/16/2027(3)	500,131

TOTAL U.S. GOVERNMENT AGENCY SECURITIES

(cost $6,387,106)		6,472,388

TAXABLE MUNICIPAL BONDS-5.7%

	Alaska-0.5%
500,000	City of Anchorage, Build America General Obligation Unlimited Bonds, 5.368%, 4/1/2026	554,395

	Florida-0.5%
425,000	Jacksonville Electric Authority, Bulk Power Supply System, Build America Revenue Bonds, 5.450%, 10/1/2025	490,378

	Illinois-0.2%
200,000	City of Lake Forest, Build America General Obligation Unlimited Bonds, Series C, 4.750%, 12/15/2022	216,868

	Michigan-0.3%
270,000	Belding Area Schools, General Obligation Unlimited Bonds, 6.700%, 5/1/2027	294,138

	Ohio-1.2%
500,000	City of Akron, Build America General Obligation Unlimited Bonds, 3.650%, 12/1/2017	500,000
630,000	Ohio State Water Development Authority, Build America Revenue Bonds, 4.042%, 12/1/2023	688,514

		1,188,514

24	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2014	WesMark Balanced Fund

Shares/Principal Amount		Value

	Pennsylvania-1.6%
$500,000	Albert Gallatin Area School District Build America General Obligation Unlimited Bonds, 6.080%, 9/1/2025	$581,900
250,000	Pittsburgh and Allegheny County, Pennsylvania, Sports and Exhibition Authority Revenue Bonds, 4.271%, 12/15/2027	253,865
500,000	State Public School Building Authority, Revenue Bonds, 5.000%, 9/15/2027	541,705
290,000	Township of East Pennsboro, Build America General Obligation Bonds, 4.590%, 9/1/2019	302,978

		1,680,448

	Virginia-0.6%
500,000	Virginia Public Building Authority, Build America Revenue Bonds, 5.500%, 8/1/2027	563,270

	West Virginia-0.2%
250,000	West Virginia University, Refunding and Improvement Revenue Bonds, Series B, 2.419%, 10/1/2020	248,325

	Wisconsin-0.6%
500,000	State of Wisconsin Transportation Authority Revenue Bonds, 5.500%, 7/1/2026	573,195

TOTAL TAXABLE MUNICIPAL BONDS

(Cost $5,325,443)		5,809,531

SHORT TERM INVESTMENTS-4.6%

	Mutual Funds-4.6%
4,696,913	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.003% (at net asset value)	4,696,913

TOTAL SHORT TERM INVESTMENTS

(Cost $4,696,913)		4,696,913

TOTAL INVESTMENTS-100.7%
(Cost $82,031,233)		$103,138,956
OTHER ASSETS AND LIABILITIES- NET(6)-(0.7)%		(736,931)

NET ASSETS-100.0%		$102,402,025

SCHEDULE OF WRITTEN OPTIONS

Number of
Contracts		Value

WRITTEN CALL OPTIONS(0.0%)(7)
(100)	International Paper Co., Expires 01/23/2015, Exercise Price $55.00	$(7,000)
(100)	Texas Instruments, Inc., Expires 01/23/2015, Exercise Price $53.00	(13,800)

TOTAL WRITTEN CALL OPTIONS

(Premiums received $18,592)		$(20,800)

TOTAL WRITTEN OPTIONS

(Premiums received $18,592)		$(20,800)

(1)	Non-income producing security.
(2)	Pledged security, a portion or all of the security is pledged as collateral for written options as of December 31, 2014.
(3)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2014.
(4)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2014.
(5)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(6)	Assets, other than investments in securities, less liabilities.
(7)	Amount represents less than 0.05% of net assets.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2014.

The following acronyms are used throughout this portfolio:

ADR	-	American Depositary Receipt.
AG	-	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
EAFE	-	Europe, Australia, Far East.
ETF	-	Exchange Traded Fund.
LP	-	Limited Partnership.
Ltd.	-	Limited.
MSCI	-	Morgan Stanley Capital International.
NA	-	National Association.
N.V.	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

Annual Report | December 31, 2014	25

Portfolio of Investments
WesMark Balanced Fund	December 31, 2014

PLC	-	Public Limited Co.
REITS	-	Real Estate Investment Trusts.
S&P	-	Standard & Poor’s.
SPDR	-	Standard & Poor’s Depository Receipts.
Sr.	-	Senior.

See Notes to Financial Statements which are an integral part of the Financial Statements.

26	www.wesmarkfunds.com

Portfolio of Investments Summary Table
December 31, 2014	WesMark Government Bond Fund

At December 31, 2014, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	50.6%

TAXABLE MUNICIPAL BONDS	18.4%

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	15.8%

U.S. GOVERNMENT AGENCY SECURITIES	8.5%

U.S. TREASURY BONDS	4.4%

SHORT-TERM INVESTMENTS(2)	1.5%

NON-TAXABLE MUNICIPAL BONDS	0.4%

OTHER ASSETS AND LIABILITIES - NET(3)	0.4%

TOTAL PORTFOLIO	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investments in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.

Annual Report | December 31, 2014	27

Portfolio of Investments
WesMark Government Bond Fund	December 31, 2014

Shares/Principal Amount		Value

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-50.6%
	Federal Home Loan Mortgage Corp.-22.7%
$225,979	Series 2003-2651, Class JB, 5.000%, 1/15/2018, REMIC	$236,579
138,220	Series 2005-2958, Class QJ, 4.000%, 4/15/2020, REMIC	143,087
883,591	Series 2005-3030, Class FL, 0.561%, 9/15/2035, REMIC(1)	890,680
57,741	Series 2007-3342, Class FT, 0.611%, 7/15/2037, REMIC(1)	58,141
506,468	Series 2009-3531, Class CE, 3.000%, 1/15/2039, REMIC	521,682
242,159	Series 2009-3540, Class KF, 1.211%, 11/15/2036, REMIC(1)	249,025
1,899,557	Series 2010-3758, Class FB, 0.661%, 11/15/2040, REMIC(1)	1,915,960
3,677,001	Series 2011-3905, Class MP, 2.000%, 3/15/2041, REMIC	3,689,176
2,187,843	Series 2011-3914, Class MA, 3.000%, 6/15/2026, REMIC	2,227,319
9,994,305	Series 2012-3984, Class MA, 2.000%, 1/15/2040, REMIC	9,898,240
5,467,882	Series 2012-3984, Class PA, 2.000%, 12/15/2039, REMIC	5,420,650
7,084,925	Series 2012-4002, Class CA, 2.000%, 8/15/2041, REMIC(2)	7,133,691
3,409,777	Series 2012-4005, Class PA, 2.000%, 10/15/2041, REMIC	3,461,595
5,662,325	Series 2012-4099, Class BD, 2.000%, 6/15/2039, REMIC	5,585,063
4,671,962	Series 2012-4136, Class NA, 1.250%, 11/15/2027, REMIC	4,483,476
5,038,173	Series 2012-4145, Class YC, 1.500%, 12/15/2027, REMIC	4,918,259
4,072,083	Series 2013-4184, Class PA, 2.000%, 10/15/2042, REMIC	3,972,015
3,936,144	Series 2013-4249, Class KD, 3.000%, 11/15/2042, REMIC	3,994,210
1,080,386	Series 2013-4287, Class AB, 2.000%, 12/15/2026, REMIC	1,090,266
1,935,809	Series 2014-4368, Class BE, 2.500%, 5/15/2031	1,977,983

		61,867,097
	Federal National Mortgage Association-27.1%
2,317,296	Series 2003-44, Class Q, 3.500%, 6/25/2033, REMIC	2,414,291
3,137,621	Series 2005-13, Class FQ, 0.570%, 3/25/2035, REMIC(1)	3,154,815
1,353,498	Series 2011-121, Class PD, 2.000%, 12/25/2040, REMIC	1,342,542
2,254,890	Series 2011-45, Class TE, 3.000%, 3/25/2025, REMIC	2,318,014

Shares/Principal Amount		Value

$4,428,404	Series 2012-103, Class CE, 2.000%, 6/25/2039, REMIC(1)	$4,386,684
3,982,895	Series 2012-103, Class NG, 1.750%, 11/25/2041, REMIC	3,795,158
4,266,474	Series 2012-153, Class KB, 1.750%, 1/25/2042, REMIC	4,090,401
3,863,560	Series 2012-17, Class EA, 2.000%, 3/25/2041, REMIC	3,816,606
3,628,168	Series 2012-30, Class CA, 2.000%, 10/25/2041, REMIC	3,684,267
3,031,902	Series 2012-31, Class NP, 2.000%, 4/25/2041, REMIC	2,981,730
3,418,347	Series 2012-69, Class PH, 2.750%, 1/25/2042, REMIC	3,489,784
3,466,454	Series 2013-10, Class NE, 2.000%, 1/25/2042, REMIC	3,363,857
4,529,221	Series 2013-102, Class DG, 3.000%, 5/25/2032, REMIC	4,639,626
4,341,025	Series 2013-20, Class YA, 2.000%, 3/25/2042, REMIC	4,215,907
4,006,913	Series 2013-27, Class HA, 3.000%, 10/25/2042, REMIC	4,126,936
4,269,892	Series 2013-9, Class MB, 2.000%, 2/25/2033, REMIC	4,209,597
1,430,968	Series 2003-39, Class JC, 4.000%, 5/25/2033	1,513,027
989,447	Series 2012-116, Class PC, 2.000%, 10/25/2042, REMIC	967,931
1,019,799	Series 2013-42, Class PD, 1.250%, 5/25/2043, REMIC	986,044
4,234,674	Series 2013-74, Class DG, 3.500%, 3/25/2028, REMIC	4,481,077
3,888,271	Series 2013-74, Class HA, 3.000%, 10/25/2037, REMIC	4,001,579
4,440,752	Series 2013-92, Class A, 3.500%, 12/25/2038, REMIC	4,662,839
1,007,724	Series 2014-64, Class EB, 2.000%, 4/25/2032, REMIC	1,010,669

		73,653,381

	Government National Mortgage Association- 0.8%
2,088,022	Series 2011-11, Class PC, 2.000%, 4/20/2040	2,089,233

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS

(Cost $138,897,033)		137,609,711

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-15.8%

	Federal Home Loan Mortgage Corp.-1.9%
791,625	Pool C91349, 4.500%, 12/1/2030	862,732
1,855,011	Pool C91361, 4.000%, 3/1/2031	1,997,757

28	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2014	WesMark Government Bond Fund

Shares/Principal Amount		Value

$2,152,986	Pool J16706, 3.000%, 9/1/2021	$2,243,767

		5,104,256
	Federal National Mortgage Association-13.3%
3,040,468	Pool MA0957, 3.000%, 1/1/2022	3,173,239
674,187	Pool 972080, 5.000%, 2/1/2023	728,166
1,445,415	Pool AM2737, 1.660%, 3/1/2023	1,417,630
6,932,611	Pool MA0641, 4.000%, 2/1/2031	7,474,617
3,765,220	Pool MA0667, 4.000%, 2/1/2031	4,059,630
2,932,398	Pool MA0695, 4.000%, 4/1/2031	3,161,190
1,792,093	Pool MA0756, 4.000%, 5/1/2031	1,931,511
5,050,502	Pool MA0818, 4.000%, 8/1/2031	5,444,870
4,443,084	Pool MA1459, 3.000%, 6/1/2033	4,593,109
864,673	Pool MA0921, 3.000%, 12/1/2021	902,424
3,226,560	Pool MA1820, 2.500%, 1/1/2029	3,255,673

		36,142,059
	Government National Mortgage Association- 0.6%
1,570,533	Pool G24828, 4.500%, 10/20/2040	1,685,086

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES

(Cost $41,501,783)		42,931,401

U.S. GOVERNMENT AGENCY SECURITIES-8.5%
	Federal Agricultural Mortgage Corp.-1.2%
3,000,000	5.125%, 4/19/2017(3)	3,276,657

	Federal Farm Credit Bank-2.3%
5,000,000	2.100%, 12/5/2022	4,903,310
450,000	2.400%, 2/13/2023	448,207
1,000,000	3.190%, 7/7/2023	1,006,041

		6,357,558

	Federal Home Loan Bank-1.3%
1,000,000	2.770%, 4/4/2025	984,895
500,000	1.250%, 1/30/2023(2)	495,232
500,000	1.500%, 2/21/2023(2)	496,964
1,100,000	2.500%, 4/17/2028(2)	1,054,090
500,000	1.500%, 5/22/2023(2)	490,860

		3,522,041

	Federal Home Loan Mortgage Corp.-1.8%
3,000,000	2.080%, 5/22/2023	2,944,632
2,000,000	3.000%, 12/19/2025	1,996,356

		4,940,988

	Federal National Mortgage Association-1.9%
500,000	5.730%, 5/26/2027	511,050
4,000,000	4.000%, 8/16/2027(2)	4,001,048
500,000	2.000%, 2/7/2028(2)	490,822

		5,002,920

TOTAL U.S. GOVERNMENT AGENCY SECURITIES

(cost $22,906,068)		23,100,164

Shares/Principal Amount		Value

U.S. TREASURY BONDS-4.4%
	U.S. Treasury Bonds-4.4%
$8,000,000	7.625%, 2/15/2025	$11,986,248

TOTAL U.S. TREASURY BONDS

(cost $12,308,519)		11,986,248

TAXABLE MUNICIPAL BONDS-18.4%
	Alabama-0.2%
500,000	University of Alabama, Build America General Obligation Direct Payment Bonds, Series B, 4.900%, 10/1/2026	549,365

	Alaska-0.4%
880,000	Alaska Municipal Bond Bank Authority, Taxable Revenue Bonds, Series B-1, 5.993%, 9/1/2025	994,523

	Arizona-0.4%
1,000,000	Maricopa County Elementary School District No. 3-Tempe, Build America General Obligation Bonds, Series A, 6.000%, 7/1/2026	1,161,410

	California-0.2%
500,000	Pasadena Public Financing Authority, Build America Revenue Bonds, Series B, 6.998%, 3/1/2034	643,290

	Colorado-0.8%
1,000,000	Larimer County School District No. R- 1 Poudre, Build America General Obligation Bonds, 5.603%, 12/15/2025	1,138,930
1,000,000	Metropolitan State College of Denver, Institutional Enterprise, Build America Revenue Bonds, 5.460%, 12/1/2023	1,161,230

		2,300,160

	Illinois-1.5%
900,000	Chicago Transit Authority, Transfer Tax Receipts Revenue Bonds, Series B, 6.300%, 12/1/2021	974,718
455,000	Cook County School District No. 148 Dolton, General Obligation Bonds, Series E, 6.100%, 12/1/2021	513,277

Annual Report | December 31, 2014	29

Portfolio of Investments
WesMark Government Bond Fund	December 31, 2014

Shares/Principal Amount		Value

$1,000,000	Peoria Public Building Commission, School District Facilities, Build America Revenue Bonds, 6.140%, 12/1/2025	$1,129,240
	Will Grundy Counties Community College District No. 525, Build America General Obligation Bonds:
145,000	6.100%, 1/1/2023	166,467
1,000,000	6.650%, 1/1/2026	1,161,880

		3,945,582

	Indiana-0.9%
550,000	Eastern Howard Third Millennium School Building Corp. Revenue Bonds, 2.550%, 1/15/2022	537,944
	Evansville Vanderburgh Public Library Leasing Corp. Revenue Bonds:
770,000	3.100%, 1/15/2023	765,827
700,000	3.150%, 7/15/2023	695,387
470,000	Indiana Bond Bank, Special Project Revenue Bonds, Series C, 5.600%, 2/1/2025	512,394

		2,511,552

	Kansas-0.5%
450,000	City of Olathe, Water & Sewer System, Build America Revenue Bonds, Series A, 5.300%, 7/1/2026	496,607
	Johnson County Unified School District No. 232 De Soto, Build America General Obligation Bonds:
200,000	5.400%, 9/1/2022	207,914
380,000	5.500%, 9/1/2023	395,025
300,000	Sedgwick County Unified School District No. 265 Goddard, Build America General Obligation Bonds, 6.050%, 10/1/2024	344,745

		1,444,291

	Kentucky-1.8%
1,560,000	Campbell & Kenton Counties Sanitation District No. 1, Build America Revenue Bonds, 5.300%, 8/1/2025	1,629,701
300,000	City of Elizabethtown, Kentucky, Build America General Obligation Unlimited Bonds, Series A, 5.250%, 7/1/2027	327,954
	City of Owensboro, General Obligation Bonds:
300,000	5.125%, 12/1/2024	326,202
315,000	5.250%, 12/1/2025	343,019

Shares/Principal Amount		Value

$1,120,000	Kentucky Asset Liability Commission, Revenue Bonds, 2.998%, 4/1/2023	$1,126,328
1,000,000	Kentucky Municipal Power Agency, Build America Revenue Bonds, 5.760%, 9/1/2024	1,126,590

		4,879,794

	Maryland-0.3%
825,000	City of Baltimore, Consolidated Public Improvement, General Obligation Unlimited Bonds, Series B, 3.000%, 10/15/2016	858,858

	Michigan-0.7%
570,000	City of Lansing, Michigan, Build America General Obligation Bonds, 6.350%, 5/1/2023	631,982
345,000	County of St. Clair, Michigan, General Obligation Limited Bonds, 2.450%, 4/1/2021	339,356
825,000	Grand Rapids Community College, Build America General Obligation Bonds, 5.990%, 5/1/2023	930,261

		1,901,599

	Minnesota-0.2%
500,000	Lake City Independent School District No. 813, Minnesota, Build America General Obligation Bonds, 5.200%, 2/1/2026	543,395

	Mississippi-0.1%
230,000	Mississippi Development Bank, Revenue Bonds, Series B, 5.150%, 6/1/2023	254,113

	Missouri-1.6%
1,620,000	County of St. Charles, Missouri, Build America Special Obligation Bonds, 5.805%, 10/1/2025	1,832,787
2,000,000	St. Louis School District, General Obligation Bonds, 6.250%, 4/1/2026	2,477,740

		4,310,527

	New Jersey-0.1%
245,000	New Jersey Environmental Infrastructure Trust, Revenue Bonds, Series C, 3.000%, 9/1/2021	254,903

30	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2014	WesMark Government Bond Fund

Shares/Principal Amount		Value

	New Mexico-0.2%
$515,000	Rio Rancho, New Mexico, Gross Receipts Tax Revenue Bonds, 2.220%, 6/1/2020	$504,679

	New York-0.2%
590,000	County of Oneida, General Obligation Bonds, 6.500%, 4/15/2023	677,762

	North Carolina-0.4%
925,000	County of Guilford, North Carolina, Build America General Obligation Unlimited Bonds, 4.791%, 8/1/2023	1,073,842

	Ohio-3.3%
1,250,000	American Municipal Power-Ohio, Inc., Build America Revenue Bonds, 5.964%, 2/15/2024	1,399,087
285,000	City of Columbus Ohio, General Obligation Unlimited Bonds, 4.000%, 2/15/2028	313,409
1,000,000	Coshocton Ohio City School District General Obligation Unlimited Bonds, 5.087%, 12/1/2026	1,037,700
500,000	County of Cuyahoga, Variable Purpose, Build America General Obligation Bonds, 5.392%, 12/1/2025	590,840
500,000	Hilliard School District, General Obligation Bonds, 5.550%, 12/1/2025	575,080
1,085,000	Jackson City, Ohio, School District Unlimited General Obligation Unlimited Bonds, 3.000%, 12/1/2024	1,054,088
	Miami County, Recovery Zone Economic Development Build America General Obligation Bonds:
180,000	4.650%, 12/1/2019	195,259
260,000	5.500%, 12/1/2022	287,448
1,000,000	Northwest Local School District (Stark Summit & Wayne Counties), General Obligation Bonds, 5.050%, 12/1/2025	1,071,900
580,000	Ohio State Building Authority, Build America Revenue Bonds, 4.780%, 10/1/2020	639,485
800,000	Ohio State University, Higher Educational Facility Commission Revenue Bonds, 2.459%, 11/1/2021	780,880

Shares/Principal Amount		Value

$900,000	Willoughby-Eastlake City School District, Certificate of Participation, Series A, 6.544%, 3/1/2026	$998,613

		8,943,789

	Oregon-0.7%
1,000,000	Oregon State Department of Administrative Services Lottery, Revenue Bonds, 5.375%, 4/1/2021	1,011,430
750,000	Washington County, Clean Water Services Sewer, Build America Revenue Bonds, 5.228%, 10/1/2025	889,493

		1,900,923

	Pennsylvania-1.5%
1,000,000	City of Reading, Pennsylvania, General Obligation Unlimited Bonds, 5.480%, 11/15/2026	1,054,310
1,000,000	Lebanon Authority, Build America Revenue Bonds, 5.970%, 12/15/2025	1,124,290
1,000,000	Peters Township, Pennsylvania, School District Washington County General Obligation Limited Bonds, 3.310%, 9/1/2026	979,570
300,000	Pittsburgh and Allegheny County, Pennsylvania, Sports and Exhibition Authority Revenue Bonds, 4.271%, 12/15/2027	304,638
500,000	University of Pittsburgh, Pennsylvania, Commonwealth System of Higher Education Capital Project Revenue Bonds, Series B, 5.000%, 9/15/2028	571,925

		4,034,733

	South Carolina-0.4%
925,000	Richland County School District No. 2, General Obligation Bonds, 5.100%, 5/1/2026	1,027,018

	Texas-1.5%
500,000	City of Austin, Electric Utility System, Build America Revenue Bonds, 5.086%, 11/15/2025	569,760
1,000,000	San Antonio Independent School District, Build America General Obligation Bonds, 5.433%, 8/15/2025	1,145,800

Annual Report | December 31, 2014	31

Portfolio of Investments
WesMark Government Bond Fund	December 31, 2014

Shares/Principal Amount		Value
$2,195,000	University of Texas System, Build America General Revenue Bonds, Series C, 4.125%, 8/15/2025	$2,416,212

		4,131,772

	Utah-0.2%
500,000	County of Utah, Excise Tax, Build America Revenue Bonds, Series B, 6.120%, 12/1/2023	568,615

	West Virginia-0.3%
	Charles Town, West Virginia, Waterworks & Sewage System Revenue Bonds:
200,000	Series D, 4.500%, 6/1/2023	200,342
345,000	Series D, 5.000%, 6/1/2028	345,576
250,000	West Virginia Housing Development Fund Revenue Bonds, 2.700%, 11/1/2023	243,330

		789,248

TOTAL TAXABLE MUNICIPAL BONDS

(Cost $47,117,309)		50,205,743

NON-TAXABLE MUNICIPAL BONDS-0.4%
	Texas-0.4%
1,000,000	City of Houston, Utility System Revenue Bonds, Series A, 3.428%, 5/15/2023	1,053,130

TOTAL NON-TAXABLE MUNICIPAL BONDS

(Cost $1,004,647)		1,053,130

SHORT TERM INVESTMENTS-1.5%
	Mutual Funds-1.5%
4,127,309	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.003% (at net asset value)	4,127,309

TOTAL SHORT TERM INVESTMENTS

(Cost $4,127,309)		4,127,309

TOTAL INVESTMENTS-99.6%
(Cost $267,862,668)		271,013,706

OTHER ASSETS AND LIABILITIES- NET(4)-0.4%		965,394

NET ASSETS-100.0%		$271,979,100

(1)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2014.
(2)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2014.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to a value of $3,276,657 or 1.2% of net assets.
(4)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2014.

The following acronyms are used throughout this portfolio:

REMIC    -  Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements which are an integral part of the Financial Statements.

32	www.wesmarkfunds.com

Portfolio of Investments Summary Table
December 31, 2014	WesMark West Virginia Municipal Bond Fund

At December 31, 2014, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

MUNICIPAL BONDS	92.7%

SHORT-TERM INVESTMENTS(2)	6.6%

OTHER ASSETS AND LIABILITES - NET(3)	0.7%
TOTAL PORTFOLIO VALUE	100.0%

Years to Maturity of Municipal Bonds	Percentage of Total Net Assets
Less than 1 Year	0.9%

1-3 Years	3.4%

3-5 Years	8.6%

5-10 Years	38.9%

10 Years or Greater	40.9%

Short-Term Investments(2)	6.6%

Other Assets And Liabilities – Net(3)	0.7%
TOTAL	100.0%

S&P® Ratings of Municipal Bonds as Percentage of Total Net Assets(4)

AAA	10.8%

AA	39.3%

A	11.3%

BBB	1.1%

Not rated by S&P®	30.2%

Short-Term Investments(2)	6.6%

Other Assets and Liabilities – Net(3)	0.7%

TOTAL PORTFOLIO VALUE	100.0%

Moody’s Ratings of Municipal Bonds as Percentage of Total Net Assets(4)

Aaa	5.3%

Aa	23.9%

A	22.9%

Baa	1.2%

Not rated by Moody’s	39.4%

Short-Term Investments(2)	6.6%

Other Assets and Liabilities – Net(3)	0.7%

TOTAL PORTFOLIO VALUE	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investments in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.
(4)

These tables depict the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s® (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information. Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by…” category.

Annual Report | December 31, 2014	33

Portfolio of Investments
WesMark West Virginia Municipal Bond Fund	December 31, 2014

Shares/Principal Amount		Value
MUNICIPAL BONDS-92.7%
	Alabama-0.8%
$930,000	City of Huntsville, Alabama, General Obligation Limited Bonds, Series B, 4.000%, 6/1/2027	$1,020,629

	New Mexico-0.1%
125,000	New Mexico State Mortgage Finance Authority Revenue Bonds, 3.000%, 3/1/2024	125,719

	Ohio-2.5%
1,250,000	City of Elyria, Ohio, General Obligation Limited Bonds, 3.000%, 12/1/2026	1,255,625
400,000	Ohio State University, Special Obligation Revenue Bonds, 3.375%, 12/1/2028	412,268
1,100,000	Westerville, Ohio, General Obligation Limited Bonds, 5.000%, 12/1/2028	1,334,278

		3,002,171

	Pennsylvania-0.7%
305,000	City of Altoona, Pennsylvania, General Obligation Unlimited Bonds, 4.250%, 9/1/2025	305,451
500,000	University of Pittsburgh, Pennsylvania, Commonwealth System of Higher Education Capital Project Revenue Bonds, Series B, 5.000%, 9/15/2028	571,925

		877,376

	Texas-4.1%
670,000	Brazoria County, Texas, Municipal Utility District No. 34 General Obligation Unlimited Bonds, 7.500%, 9/1/2035	747,452
200,000	City of Arlington, Texas, Water & Wastewater System Revenue Bonds, Series A, 3.000%, 6/1/2027	204,950
500,000	City of Dallas, Texas, Waterworks & Sewer System Revenue Bonds, 5.000%, 10/1/2029, (AGM)	517,755
1,000,000	Harris County, Texas, Municipal Utility District No. 368 General Obligation Bonds, 5.500%, 9/1/2036, (AGM)	1,065,380
	Harris County, Texas, Water Control & Improvement District No. 84 General Obligation Unlimited Bonds:
330,000	3.500%, 9/1/2026	342,299

Shares/Principal Amount		Value
$340,000	4.000%, 9/1/2027	$361,624
345,000	4.000%, 9/1/2028	365,228
	Montgomery County, Texas, Municipal Utility District No. 83 General Obligation Unlimited Bonds:
435,000	3.375%, 9/1/2025	435,265
455,000	3.500%, 9/1/2026	455,760
475,000	3.500%, 9/1/2027	467,343

		4,963,056

	West Virginia-84.5%
	Berkeley County, West Virginia, Board of Education General Obligation Unlimited Bonds:
1,170,000	3.375%, 5/1/2022	1,257,516
400,000	4.000%, 5/1/2024	442,512
	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (County Facility Project):
275,000	4.750%, 12/1/2019	281,253
880,000	4.125%, 12/1/2030	889,372
	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (Judicial Center Project):
825,000	Series A, 4.700%, 12/1/2024, (NATL-RE)	833,877
200,000	Series B, 2.400%, 12/1/2022	200,142
100,000	Series B, 2.600%, 12/1/2023	100,212
100,000	Series B, 2.800%, 12/1/2024	100,281
	Berkeley County, West Virginia, Public Service District Revenue Bonds:
250,000	4.250%, 12/1/2024, (AGM)	253,900
500,000	Series A, 2.200%, 12/1/2022	485,765
	Berkeley County, West Virginia, Public Service Sewer District Revenue Bonds:
1,100,000	Series A, 3.650%, 10/1/2018	1,147,223
1,045,000	Series A, 3.500%, 10/1/2023	1,088,096
700,000	Series A, 4.650%, 3/1/2037	727,594
105,000	Series C, 2.000%, 10/1/2015	105,914
285,000	Series C, 3.500%, 10/1/2025	294,807
575,000	Braxton County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 5.000%, 5/1/2022, (FSA)	616,889
	Calhoun County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
195,000	3.600%, 6/1/2024	206,903
205,000	3.750%, 6/1/2025	218,819

34	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2014	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
$215,000	3.850%, 6/1/2026	$230,097
	Charles Town, West Virginia, Waterworks & Sewage System Revenue Bonds:
135,000	Series E, 3.000%, 6/1/2023	133,611
135,000	Series E, 3.300%, 6/1/2025	134,526
125,000	Series E, 3.400%, 6/1/2026	124,529
	Charles Town, West Virginia, Waterworks & Sewer System Revenue Bonds (Combination):
205,000	Series A, 3.600%, 10/1/2015	207,954
200,000	Series A, 3.800%, 10/1/2016	202,952
	City of Buckhannon, West Virginia, Commercial Development Revenue Bonds:
190,000	Series A, 2.750%, 12/1/2018	191,106
195,000	Series A, 2.750%, 12/1/2019	195,439
895,000	Series A, 4.400%, 8/1/2025	919,048
245,000	Series A, 3.500%, 12/1/2026	243,344
250,000	Series A, 3.600%, 12/1/2027	247,700
265,000	Series A, 3.700%, 12/1/2028	262,435
	City of Clarksburg, West Virginia, Water Revenue Bonds:
400,000	Series A, 2.100%, 9/1/2018	400,416
600,000	Series A, 2.200%, 9/1/2019	602,904
160,000	Series E, 3.000%, 6/1/2018	164,173
170,000	Series E, 3.000%, 6/1/2020	172,631
180,000	Series E, 3.000%, 6/1/2022	179,523
	City of Fairmont, West Virginia Water Revenue Bonds:
520,000	2.700%, 7/1/2022	518,601
515,000	2.750%, 7/1/2023	513,450
500,000	4.000%, 7/1/2024	525,345
605,000	3.000%, 7/1/2025	608,285
575,000	3.100%, 7/1/2026	579,077
1,000,000	3.150%, 7/1/2027	1,009,180
	City of Kingwood, West Virginia, Sewer System Revenue Bonds:
105,000	3.500%, 10/1/2016	105,781
230,000	4.000%, 10/1/2020	231,755
	City of Martinsburg, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
250,000	Series A, 3.000%, 9/1/2023, (AGM)	250,500
490,000	Series A, 3.500%, 9/1/2027, (AGM)	497,693
	City of Saint Albans, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
220,000	Series A, 4.250%, 6/1/2026	242,117
600,000	Series B, 4.000%, 12/1/2027	645,288

Shares/Principal Amount		Value
$500,000	City of Wheeling, West Virginia, Waterworks & Sewerage System Revenue Bonds, 4.000%, 6/1/2026	$537,265
	Fairmont State University, West Virginia, Revenue Bonds:
1,400,000	Series B, 3.000%, 6/1/2024	1,384,124
1,000,000	Series B, 3.100%, 6/1/2025	992,940
250,000	Hampshire County Building
	Commission Lease Revenue Bonds, Series A, 3.500%, 1/1/2020	258,947
	Hardy County, West Virginia Board of Education:
1,285,000	2.250%, 6/1/2024	1,269,914
1,405,000	2.450%, 6/1/2026	1,393,915
610,000	2.625%, 6/1/2028	606,236
	Jefferson County, West Virginia, Public Service Sewer District Revenue Bonds:
150,000	Series A, 3.000%, 6/1/2020	151,654
135,000	Series A, 3.250%, 6/1/2023	136,083
	Marshall County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
1,175,000	5.000%, 5/1/2021, (NATL-RE)	1,284,757
1,000,000	5.000%, 5/1/2022, (NATL-RE)	1,092,920
	Monongalia County, West Virginia, Building Commission Hospital Revenue Bonds (Monongalia General Hospital):
776,000	Series A, 5.250%, 7/1/2020	791,954
500,000	Series A, 5.000%, 7/1/2030	508,860
525,000	Series A, 5.250%, 7/1/2035	534,445
	Monongalia County, West Virginia, Building Commission Lease Revenue Bonds (Monangalia County Building):
300,000	Series A, 4.000%, 2/1/2022	327,135
250,000	Series A, 4.000%, 2/1/2023	271,140
450,000	Series A, 3.000%, 2/1/2025	460,804
750,000	Series A, 3.125%, 2/1/2026	770,693
500,000	Morgantown, West Virginia, Revenue Bonds, 3.000%, 12/1/2016, (AGM)	513,440
	Parkersburg, West Virginia, Waterworks & Sewer System Revenue Bonds:
135,000	Series A, 4.000%, 8/1/2018, (NATL-RE FGIC)	137,707
1,930,000	Series A, 5.000%, 8/1/2019, (NATL-RE FGIC)	1,979,659

Annual Report | December 31, 2014	35

Portfolio of Investments
WesMark West Virginia Municipal Bond Fund	December 31, 2014

Shares/Principal Amount		Value
$500,000	Series A, 4.500%, 8/1/2022, (NATL-RE FGIC)	$511,355
600,000	Pleasants County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 4.000%, 5/1/2026	642,138
3,470,000	Preston County Board of Education General Obligation Unlimited Bonds, 4.000%, 5/1/2026	3,745,032
1,195,000	Putnam County, West Virginia, Building Commission Lease Revenue Bonds (County Service Building Project), Series A, 5.375%, 12/1/2023	1,247,078
288,000	Randolph County, West Virginia, County Commission Health System Revenue Bonds (Davis Health System, Inc.), Series A, 5.200%, 11/1/2015, (AGM)	288,492
	Wayne County, West Virginia, Board of Education General Obligation Unlimited Bonds:
660,000	3.000%, 6/1/2022	703,323
1,220,000	3.000%, 6/1/2023	1,300,288
	West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail):
942,000	Series A, 5.375%, 7/1/2018, (AMBAC)	1,041,833
3,000,000	Series A, 5.375%, 7/1/2021, (AMBAC)	3,451,440
2,505,000	Series C, 5.375%, 7/1/2021	2,886,762
1,500,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile & Public), 4.000%, 6/1/2024	1,647,240
1,000,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile), 4.000%, 6/1/2023	1,104,420
	West Virginia Economic Development Authority Lease Revenue Bonds (Department of Environmental Protection):
1,280,000	Series B, 3.375%, 11/1/2025	1,329,510
755,000	Series B, 3.500%, 11/1/2026	787,541
	West Virginia Economic Development Authority Lease Revenue Bonds (State Energy Savings Project):
920,000	4.500%, 6/1/2020	934,104
860,000	4.750%, 6/1/2022	873,837

Shares/Principal Amount		Value
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot):
$150,000	Series A, 3.000%, 8/1/2015	$152,433
500,000	Series A, 4.750%, 8/1/2029	561,845
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building):
1,525,000	Series A, 5.000%, 6/1/2025	1,795,825
365,000	Series B, 3.375%, 10/1/2023	386,072
390,000	Series B, 3.500%, 10/1/2024	413,037
415,000	Series B, 3.625%, 10/1/2025	439,273
435,000	Series B, 3.750%, 10/1/2026	460,743
2,050,000	West Virginia Economic Development Authority Lease Revenue Bonds (The Diamond Project), 2.500%, 12/15/2022	2,058,426
570,000	West Virginia Economic Development Authority Lease Revenue Bonds (West Virginia Facilities), Series A, 5.000%, 3/1/2019	571,864
305,000	West Virginia Economic Development Authority Lottery Revenue Bonds, Series A, 5.000%, 6/15/2028	351,442
1,000,000	West Virginia Economic Development Authority Revenue Bonds, 3.750%, 6/15/2023	1,074,290
1,500,000	West Virginia Higher Education Governing Board University Revenue Bonds (Marshall University), 5.000%, 5/1/2023	1,698,435
	West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities):
235,000	Series A, 3.750%, 4/1/2019	254,705
405,000	Series A, 4.000%, 4/1/2020	448,683
300,000	Series A, 4.250%, 4/1/2023	315,762
485,000	Series A, 5.000%, 4/1/2026	560,107
40,000	Series B, 5.000%, 4/1/2016	40,130
360,000	Series B, 3.200%, 4/1/2024	376,819
375,000	Series B, 3.375%, 4/1/2025	394,807
385,000	Series B, 3.500%, 4/1/2026	406,930
400,000	Series B, 3.600%, 4/1/2027	424,048
1,070,000	West Virginia Hospital Finance Authority Lease Revenue Bonds (Veterans Nursing Home), 5.500%, 3/1/2019	1,071,220
1,000,000	West Virginia Hospital Finance Authority Revenue Bonds (ARCs Improvement), Series D, 5.375%, 6/1/2028, (AGM)	1,085,670

36	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2014	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
$300,000	West Virginia Hospital Finance Authority Revenue Bonds (United Hospital Center, Inc. Project), Series A, 4.500%, 6/1/2026, (AMBAC)	$311,931
	West Virginia Housing Development Fund Revenue Bonds:
600,000	Series A, 1.600%, 11/1/2017	610,152
685,000	Series A, 2.000%, 11/1/2018	704,618
325,000	Series A, 3.600%, 5/1/2022	347,334
1,340,000	Series A, 3.200%, 11/1/2023	1,389,714
1,000,000	Series A, 3.800%, 11/1/2024	1,057,740
	West Virginia School Building Authority Excess Lottery Revenue Bonds:
450,000	4.125%, 7/1/2017	486,293
450,000	4.250%, 7/1/2018	495,423
310,000	5.000%, 7/1/2026	344,038
500,000	Series A, 3.000%, 7/1/2025	509,425
700,000	Series A, 3.125%, 7/1/2026	716,219
200,000	Series B, 3.000%, 7/1/2018	210,990
370,000	Series B, 4.000%, 7/1/2023	405,442
	West Virginia School Building Authority Lottery Revenue Capital Improvement Bonds:
500,000	Series A, 5.000%, 7/1/2024	610,175
515,000	Series A, 5.000%, 7/1/2026	613,767
810,000	West Virginia State Road, General Obligation Bonds, 5.000%, 6/1/2024, (NATL-RE FGIC)	825,341
500,000	West Virginia State Road, General Obligation Unlimited Bonds, 5.000%, 6/1/2021, (NATL-RE FGIC)	509,490
	West Virginia State University Revenue Bonds:
300,000	Series A, 1.500%, 10/1/2016	298,314
335,000	Series A, 3.000%, 10/1/2020	342,089
340,000	Series A, 2.550%, 10/1/2021	337,079
	West Virginia University Revenue Bonds (West Virginia University Project):
425,000	2.625%, 10/1/2024	415,845
1,000,000	Series A, 5.500%, 4/1/2016, (NATL-RE)	1,063,330
345,000	Series B, 5.000%, 10/1/2025	407,055
750,000	Series B, 4.125%, 10/1/2031	811,553
1,090,000	West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program), Series A, 4.750%, 10/1/2023, (AGM)	1,150,659

Shares/Principal Amount		Value
$500,000	West Virginia Water Development Authority Revenue Bonds, Series A, 5.000%, 11/1/2035, (AGM)	$517,195
250,000	West Virginia Water Development Authority Revenue Bonds (Loan Program I), Series B-I, 4.000%, 11/1/2024	275,730
1,395,000	West Virginia Water Development Authority Revenue Bonds (Loan Program), Series B-I, 4.000%, 11/1/2025	1,525,112
	West Virginia Water Development Authority Revenue Bonds (Loan Program II):
605,000	Series A-II, 3.000%, 11/1/2024	624,432
600,000	Series A-II, 3.250%, 11/1/2025	622,386
1,000,000	Series A-II, 5.000%, 11/1/2025, (NATL-RE FGIC)	1,035,320
900,000	Series A-II, 4.250%, 11/1/2026, (NATL-RE FGIC)	915,399
1,000,000	Series A-II, 5.000%, 11/1/2033, (NATL-RE FGIC)	1,032,720
725,000	Series B-II, 4.000%, 11/1/2025	792,621
	West Virginia Water Development Authority Revenue Bonds (Loan Program IV):
500,000	Series A, 5.000%, 11/1/2019, (AGM)	516,525
1,000,000	Series B-IV, 5.125%, 11/1/2024, (AMBAC)	1,035,330
650,000	Series B-IV, 4.750%, 11/1/2035, (AMBAC)	665,620
1,000,000	West Virginia, General Obligation Unlimited Bonds, Series A, 5.200%, 11/1/2026	1,170,450
	Wheeling, West Virginia, Waterworks & Sewer System Revenue Bonds:
370,000	Series A, 3.250%, 6/1/2015	374,662
700,000	Series A, 3.500%, 6/1/2016, (AGM)	730,625
625,000	Series A, 3.000%, 6/1/2018	647,962
875,000	Series A, 3.000%, 6/1/2019	904,584
500,000	Series A, 4.250%, 6/1/2026, (AGM)	512,465
500,000	Series A, 4.750%, 6/1/2036, (AGM)	516,945

		102,222,185
TOTAL MUNICIPAL BONDS

(Cost $108,489,694)		112,211,136

Annual Report | December 31, 2014	37

Portfolio of Investments
WesMark West Virginia Municipal Bond Fund	December 31, 2014

Shares/Principal Amount		Value
SHORT TERM INVESTMENTS-6.6%
	Mutual Funds-6.6%
7,965,311	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.003% (at net asset value)	$7,965,311

TOTAL SHORT TERM INVESTMENTS

(Cost $ 7,965,311)		7,965,311

TOTAL INVESTMENTS-99.3%
(Cost $ 116,455,005)		120,176,447
OTHER ASSETS AND LIABILITIES- NET(1) -0.7%		791,500

NET ASSETS-100.0%		$120,967,947

(1)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2014.

The following acronyms are used throughout this portfolio:

AGM	- Assured Guaranty Municipal.
AMBAC	- AMBAC Indemnity Corp.
ARCs	- Auction Rate Certificates.
FGIC	- Financial Guaranty Insurance Co.
FSA	- Financial Security Assurance, Inc.
NATL-RE	- Third party insurer for municipal debt securities.

See Notes to Financial Statements which are an integral part of the Financial Statements.

38	www.wesmarkfunds.com

Statements of Assets and Liabilities
December 31, 2014

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
ASSETS:

Investments in securities, at value (cost - see below)	$96,928,239	$361,287,143	$103,138,956	$271,013,706	$120,176,447
Cash	15,656	19,250	1,264	–	–

RECEIVABLE FOR:
Dividends and interest	75,885	518,697	385,194	1,343,651	1,054,446
Investments sold	287,304	463,925	–	–	–
Fund shares sold	73,861	30,718	53,990	96,193	27,000
Prepaid expenses	16,038	41,610	12,583	30,775	16,102

Total Assets	97,396,983	362,361,343	103,591,987	272,484,325	121,273,995

LIABILITIES:

PAYABLE FOR:
Written options, at value (Premiums received $–, $–, $18,592, $– and $–)	–	–	20,800	–	–
Investments purchased	–	2,583,852	1,101,078	–	–
Fund shares redeemed	28,445	159,213	12,676	73,289	79,490
Income distribution payable	–	–	–	330,399	163,529
Fund Accounting and Administration fees	6,810	27,159	8,276	20,632	11,526
Audit and Legal fees	18,393	18,334	18,441	18,452	18,456
Shareholder Services fee (Note 5)	20,595	76,564	21,617	56,406	27,828
Transfer Agency fees	3,969	7,451	4,390	4,484	2,857
Registration fees	431	–	1,116	–	686
Printing and Postage fees	1,565	1,591	1,568	1,559	1,664
Other accrued liabilities and expenses	–	–	–	4	12

Total Liabilities	80,208	2,874,164	1,189,962	505,225	306,048

Net Assets	$97,316,775	$359,487,179	$102,402,025	$271,979,100	$120,967,947

NET ASSETS CONSIST OF :

Paid-in capital	$58,250,117	$220,327,709	$80,299,277	$268,768,242	$117,192,872
Accumulated net investment income	–	89,201	93,419	137,787	–
Accumulated net realized gain (loss) on investments and written options	(118,178)	1,776,576	903,814	(77,967)	53,633
Net unrealized appreciation on investments and written options	39,184,836	137,293,693	21,105,515	3,151,038	3,721,442

Net Assets	$97,316,775	$359,487,179	$102,402,025	$271,979,100	$120,967,947

Shares Outstanding, No Par Value, Unlimited Shares Authorized	7,059,385	18,803,346	8,083,624	27,116,832	11,427,105
Net asset value, offering price & redemption price per share	$13.79	$19.12	$12.67	$10.03	$10.59

Investments, at identified cost	$57,743,403	$223,993,450	$82,031,233	$267,862,668	$116,455,005

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2014	39

Statements of Operations
For the Year Ended December 31, 2014

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
INVESTMENT INCOME:

Dividends, net of foreign taxes*	$530,224	$5,665,219	$1,555,543	$91	$130
Interest	–	–	1,117,175	7,138,022	3,869,008

Total Investment Income	530,224	5,665,219	2,672,718	7,138,113	3,869,138

EXPENSES:

Investment adviser fee (Note 5)	704,480	2,637,181	717,798	1,621,690	695,195
Fund Accounting and Administration fee (Note 5)	76,102	253,525	84,297	221,086	111,224
Custodian fees (Note 5)	20,129	42,251	16,585	33,534	18,138
Transfer agent fees	32,980	59,173	35,517	37,383	28,308
Trustees’ fees (Note 8)	18,087	34,574	18,208	29,768	19,594
Auditing fees	19,510	19,510	17,510	17,510	17,510
Chief compliance officer fees	614	614	614	614	614
Legal fees	10,349	10,349	10,350	10,349	14,765
Shareholder services fee (Note 5)	234,827	879,060	239,266	675,704	289,664
Registration fees	13,753	13,786	14,900	14,549	8,611
Printing and Postage fees	5,644	5,680	5,649	5,620	5,811
Insurance premiums	8,058	30,408	8,365	23,727	10,015
Miscellaneous	2,801	11,281	2,917	10,555	4,480

Total Expenses	1,147,334	3,997,392	1,171,976	2,702,089	1,223,929

WAIVERS AND REIMBURSEMENTS (NOTE 5):

Waiver/reimbursement of investment adviser fee	–	–	–	–	(115,866)

Net Expenses	1,147,334	3,997,392	1,171,976	2,702,089	1,108,063

Net Investment Income (Loss)	(617,110)	1,667,827	1,500,742	4,436,024	2,761,075

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	2,276,738	11,078,709	1,237,565	982,540	116,525
Net realized gain on written options	–	–	71,970	–	–
Long-term capital gain distributions from other investment companies	–	–	15,852	–	–
Net change in unrealized appreciation of investments	1,245,339	23,122,820	4,045,204	6,385,780	4,650,461
Net change in unrealized depreciation of written options	–	–	(2,208)	–	–

Net realized and unrealized gain on investments	3,522,077	34,201,529	5,368,383	7,368,320	4,766,986

Net Increase in Net Assets Resulting from Operations	$2,904,967	$35,869,356	$6,869,125	$11,804,344	$7,528,061

* Foreign tax withholding	$2,353	$57,214	$15,616	$–	$–

See Notes to Financial Statements which are an integral part of the Financial Statements.

40	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark Small Company Growth Fund		WesMark Growth Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income (loss)	$(617,110)	$(586,660)	$1,667,827	$1,278,611
Net realized gain on investments	2,276,738	785,664	11,078,709	8,353,150
Net change in unrealized appreciation on investments	1,245,339	26,649,341	23,122,820	82,508,777

Net increase in net assets resulting from operations	2,904,967	26,848,345	35,869,356	92,140,538

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	–	–	(1,578,541)	(1,445,950)
From net realized capital gains	(2,666,864)	(1,426,900)	(10,924,939)	(7,878,306)

Decrease in net assets from distributions to shareholders	(2,666,864)	(1,426,900)	(12,503,480)	(9,324,256)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	10,488,704	6,384,292	20,593,300	16,503,884
Shares issued in reinvestment of distributions	1,176,358	653,617	4,843,920	3,716,533
Cost of shares redeemed	(7,152,244)	(7,154,837)	(31,097,069)	(33,395,185)

Net increase (decrease) resulting from beneficial interest transactions	4,512,818	(116,928)	(5,659,849)	(13,174,768)

Net Increase in Net Assets	4,750,921	25,304,517	17,706,027	69,641,514

NET ASSETS:
Beginning of Year	92,565,854	67,261,337	341,781,152	272,139,638

End of Year*	$97,316,775	$92,565,854	$359,487,179	$341,781,152

*Including accumulated net investment income of:	$–	$–	$89,201	$–

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2014	41

Statements of Changes in Net Assets

	WesMark Balanced Fund		WesMark Government Bond Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$1,500,742	$1,282,399	$4,436,024	$4,614,471
Net realized gain (loss) on investments	1,237,565	2,008,976	982,540	(193,594)
Net realized gain on written options	71,970	–	–	–
Long-term capital gain distributions from other investment companies	15,852	28,374	–	–
Net change in unrealized appreciation (depreciation) on investments	4,045,204	6,890,717	6,385,780	(14,100,627)
Net change in unrealized depreciation on written options	(2,208)	–	–	–

Net increase (decrease) in net assets resulting from operations	6,869,125	10,210,466	11,804,344	(9,679,750)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(1,445,275)	(1,345,028)	(4,810,617)	(5,303,544)
From net realized capital gains	(999,417)	(1,543,365)	(89,522)	–

Decrease in net assets from distributions to shareholders	(2,444,692)	(2,888,393)	(4,900,139)	(5,303,544)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	19,013,101	16,042,601	23,777,258	36,047,370
Shares issued in reinvestment of distributions	491,718	566,898	904,615	1,193,945
Cost of shares redeemed	(10,198,542)	(6,356,348)	(26,144,201)	(27,093,780)

Net increase (decrease) resulting from beneficial interest transactions	9,306,277	10,253,151	(1,462,328)	10,147,535

Net Increase (Decrease) in Net Assets	13,730,710	17,575,224	5,441,877	(4,835,759)

NET ASSETS:
Beginning of Year	88,671,315	71,096,091	266,537,223	271,372,982

End of Year*	$102,402,025	$88,671,315	$271,979,100	$266,537,223

*Including accumulated net investment income of:	$93,419	$26,034	$137,787	$137,883

See Notes to Financial Statements which are an integral part of the Financial Statements.

42	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark West Virginia Municipal Bond Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$2,761,075	$3,001,149
Net realized gain on investments	116,525	140,487
Net change in unrealized appreciation (depreciation) on investments	4,650,461	(6,211,654)

Net increase (decrease) in net assets resulting from operations	7,528,061	(3,070,018)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(2,741,648)	(2,988,007)
From net realized capital gains	(163,104)	(141,224)

Decrease in net assets from distributions to shareholders	(2,904,752)	(3,129,231)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	13,594,803	14,919,342
Shares issued in reinvestment of distributions	641,128	699,066
Cost of shares redeemed	(8,596,545)	(13,088,796)

Net increase resulting from beneficial interest transactions	5,639,386	2,529,612

Net Increase (Decrease) in Net Assets	10,262,695	(3,669,637)

NET ASSETS:
Beginning of Year	110,705,252	114,374,889

End of Year*	$120,967,947	$110,705,252

*Including accumulated net investment income of:	$–	$29

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2014	43

Financial Highlights
WesMark Small Company Growth Fund

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011(1)	For the Year Ended December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$13.75	$10.00	$10.09	$10.82	$8.76

Income (Loss) from Investment Operations:
Net Investment Loss	(0.09)	(0.09)	(0.06)	(0.07)	(0.03)
Net Realized and Unrealized Gain on Investments	0.51	4.05	0.48	0.08	2.21

Total from Investment Operations	0.42	3.96	0.42	0.01	2.18

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Realized Gain on Investments	(0.38)	(0.21)	(0.51)	(0.74)	(0.12)

Total Distributions	(0.38)	(0.21)	(0.51)	(0.74)	(0.12)

Net Asset Value, End of Year	$13.79	$13.75	$10.00	$10.09	$10.82

Total Return	3.08%	39.95%	4.14%	0.07%	24.88%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.22%	1.24%	1.27%	1.29%	1.32%
Net Investment Loss	(0.66)%	(0.74)%	(0.62)%	(0.67)%	(0.36)%
Expense Waiver/Reimbursement(2)	–	–	–	–	–
Net Assets Value End of Year (000 omitted)	$97,317	$92,566	$67,261	$67,543	$70,765
Portfolio Turnover Rate	16%	15%	71%	89%	101%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous year was audited by another independent registered public accounting firm.
(2)	This expense decrease is reflected in both the net expense and the net investment loss ratios shown.

See Notes to Financial Statements which are an integral part of the Financial Statements.

44	www.wesmarkfunds.com

Financial Highlights
WesMark Growth Fund

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011(1)	For the Year Ended December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$17.89	$13.64	$12.55	$13.45	$11.32

Income (Loss) from Investment Operations:
Net Investment Income	0.08	0.07	0.09	0.06	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.82	4.66	1.39	(0.89)	2.13

Total from Investment Operations	1.90	4.73	1.48	(0.83)	2.17

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.08)	(0.07)	(0.08)	(0.07)	(0.04)
From Net Realized Gain on Investments	(0.59)	(0.41)	(0.31)	–	–

Total Distributions	(0.67)	(0.48)	(0.39)	(0.07)	(0.04)

Net Asset Value, End of Year	$19.12	$17.89	$13.64	$12.55	$13.45

Total Return	10.66%	34.92%	11.75%	(6.13)%	19.23%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.14%	1.15%	1.16%	1.17%	1.19%
Net Investment Income	0.47%	0.42%	0.66%	0.52%	0.35%
Expense Waiver/Reimbursement(2)	–	–	–	–	–
Net Assets Value End of Year (000 omitted)	$359,487	$341,781	$272,140	$260,667	$275,893
Portfolio Turnover Rate	16%	19%	83%	95%	87%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous year was audited by another independent registered public accounting firm.
(2)	This expense decrease is reflected in both the net expense and the net investment income ratios shown.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2014	45

Financial Highlights
WesMark Balanced Fund

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011(1)	For the Year Ended December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$12.09	$11.02	$10.56	$10.23	$9.31

Income (Loss) from Investment Operations:
Net Investment Income	0.20	0.19	0.21	0.18	0.15
Net Realized and Unrealized Gain on Investments	0.70	1.30	0.68	0.33	0.95

Total from Investment Operations	0.90	1.49	0.89	0.51	1.10

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.19)	(0.20)	(0.20)	(0.18)	(0.18)
From Net Realized Gain on Investments	(0.13)	(0.22)	(0.23)	–	–

Total Distributions	(0.32)	(0.42)	(0.43)	(0.18)	(0.18)

Net Asset Value, End of Year	$12.67	$12.09	$11.02	$10.56	$10.23

Total Return	7.50%	13.57%	8.44%	5.08%	11.90%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.22%	1.25%	1.27%	1.31%	1.32%
Net Investment Income	1.57%	1.60%	1.87%	1.77%	1.54%
Expense Waiver/Reimbursement(2)	–	–	–	–	–
Net Assets Value End of Year (000 omitted)	$102,402	$88,671	$71,096	$64,675	$59,780
Portfolio Turnover Rate	18%	26%	31%	38%	59%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous year was audited by another independent registered public accounting firm.
(2)	This expense decrease is reflected in both the net expense and the net investment income ratios shown.

See Notes to Financial Statements which are an integral part of the Financial Statements.

46	www.wesmarkfunds.com

Financial Highlights
WesMark Government Bond Fund

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011(1)	For the Year Ended December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$9.78	$10.34	$10.29	$10.09	$10.09

Income (Loss) from Investment Operations:
Net Investment Income	0.16	0.17	0.19	0.24	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.27	(0.53)	0.09	0.23	0.04

Total from Investment Operations	0.43	(0.36)	0.28	0.47	0.30

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.18)	(0.20)	(0.21)	(0.24)	(0.26)
From Net Realized Gain on Investments	0.00(2)	–	(0.02)	(0.03)	(0.04)

Total Distributions	(0.18)	(0.20)	(0.23)	(0.27)	(0.30)

Net Asset Value, End of Year	$10.03	$9.78	$10.34	$10.29	$10.09

Total Return	4.43%	(3.53)%	2.75%	4.71%	2.96%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.00%	1.01%	1.01%	1.02%	1.02%
Net Investment Income	1.64%	1.72%	1.84%	2.31%	2.57%
Expense Waiver/Reimbursement(3)	–	–	–	–	–
Net Assets Value End of Year (000 omitted)	$271,979	$266,537	$271,373	$256,466	$255,299
Portfolio Turnover Rate	17%	26%	56%	69%	60%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous year was audited by another independent registered public accounting firm.
(2)	Less than $0.005 per share.
(3)	This expense decrease is reflected in both the net expense and the net investment income ratios shown.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2014	47

Financial Highlights
WesMark West Virginia Municipal Bond Fund

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011(1)	For the Year Ended December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$10.16	$10.72	$10.56	$10.15	$10.31

Income (Loss) from Investment Operations:
Net Investment Income	0.25	0.27	0.30	0.33	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.44	(0.55)	0.18	0.42	(0.15)

Total from Investment Operations	0.69	(0.28)	0.48	0.75	0.20

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.25)	(0.27)	(0.30)	(0.33)	(0.34)
From Net Realized Gain on Investments	(0.01)	(0.01)	(0.02)	(0.01)	(0.02)

Total Distributions	(0.26)	(0.28)	(0.32)	(0.34)	(0.36)

Net Asset Value, End of Year	$10.59	$10.16	$10.72	$10.56	$10.15

Total Return	6.87%	(2.58)%	4.53%	7.52%	1.94%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	0.96%	0.97%	0.97%	0.99%	0.97%
Net Investment Income	2.38%	2.64%	2.78%	3.24%	3.35%
Expense Waiver/Reimbursement(2)	0.10%	0.10%	0.10%	0.10%	0.10%
Net Assets Value End of Year (000 omitted)	$120,968	$110,705	$114,375	$99,118	$86,642
Portfolio Turnover Rate	15%	15%	17%	15%	22%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous year was audited by another independent registered public accounting firm.
(2)	This expense decrease is reflected in both the net expense and the net investment income ratios shown.

See Notes to Financial Statements which are an integral part of the Financial Statements.

48	www.wesmarkfunds.com

Notes to Financial Statements
December 31, 2014

1. ORGANIZATION

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios (individually referred to as the “Fund,” or collectively as the “Funds”), which are presented herein:

Portfolio Name	Diversification	Investment Objective
WesMark Small Company Growth Fund (“Small Company Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Growth Fund (“Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Balanced Fund (“Balanced Fund”)	Diversified	To achieve capital appreciation and income
WesMark Government Bond Fund (“Government Bond Fund”)	Diversified	To achieve high current income consistent with preservation of capital
WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	Non-diversified	To achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

The accompanying financial statements were prepared in accordance with GAAP in the United States, which require the use of estimates made by management of the Funds. Actual results could differ from those estimated. Each Fund is considered an investment company for financial reporting purposes under GAAP.

Investment Valuation – In calculating their net asset value (NAV), the Funds generally value investments as follows:

››	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
››

Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

››	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
››	Options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.
››	Shares of other mutual funds are valued based upon their reported NAVs.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate the Funds’ NAVs.

Fair Valuation and Significant Events Procedures – The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. The Funds normally use mean evaluations (a price evaluation indicative of a price between the bid and asked prices for an investment) for fixed-income securities. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is

Annual Report | December 31, 2014	49

Notes to Financial Statements
December 31, 2014

traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

››	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
››

With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets; and

››

Corporate announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2 —

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Funds’ investments carried at fair value:

Small Company Growth Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$89,916,503	$–	$–	$89,916,503
Exchange Traded Funds	4,771,146	–	–	4,771,146
Short Term Investments	2,240,590	–	–	2,240,590
Total	$96,928,239	$–	$–	$96,928,239

Growth Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$350,670,785	$–	$–	$350,670,785
Exchange Traded Funds	4,800,500	–	–	4,800,500
Short Term Investments	5,815,858	–	–	5,815,858
Total	$361,287,143	$–	$–	$361,287,143

50	www.wesmarkfunds.com

Notes to Financial Statements
December 31, 2014

Balanced Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$58,202,744	$–	$–	$58,202,744
Exchange Traded Funds	3,549,670	–	–	3,549,670
Preferred Stocks	974,300	–	–	974,300
Corporate Bonds	–	15,255,291	–	15,255,291
U.S. Government Agency - Collateralized Mortgage Obligations	–	4,134,006	–	4,134,006
U.S. Government Agency - Mortgage Backed Securities	–	4,044,113	–	4,044,113
U.S. Government Agency Securities	–	6,472,388	–	6,472,388
Taxable Municipal Bonds	–	5,809,531	–	5,809,531
Short Term Investments	4,696,913	–	–	4,696,913
Total	$67,423,627	$35,715,329	$–	$103,138,956

Other Financial Instruments**

Liabilities
Written Options	$(20,800)	$–	$–	$(20,800)
Total	$(20,800)	$–	$–	$(20,800)

Government Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Agency - Collateralized Mortgage Obligations	$–	$137,609,711	$–	$137,609,711
U.S. Government Agency - Mortgage Backed Securities	–	42,931,401	–	42,931,401
U.S. Government Agency Securities	–	23,100,164	–	23,100,164
U.S. Treasury Bonds	–	11,986,248	–	11,986,248
Taxable Municipal Bonds	–	50,205,743	–	50,205,743
Non-Taxable Municipal Bonds	–	1,053,130	–	1,053,130
Short Term Investments	4,127,309	–	–	4,127,309
Total	$4,127,309	$266,886,397	$–	$271,013,706

West Virginia Municipal Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$112,211,136	$–	$112,211,136
Short Term Investments	7,965,311	–	–	7,965,311
Total	$7,965,311	$112,211,136	$–	$120,176,447

All securities of the Funds were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2014. Thus, a reconciliation of assets in which unobservable inputs (Level 3) were used is not applicable for the Funds.

There were no transfers into and out of Level 1 and Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

*	For detailed descriptions of sector and/or geography classifications, see the accompanying Portfolios of Investments.
**	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments.

Annual Report | December 31, 2014	51

Notes to Financial Statements
December 31, 2014

Investment Income, Expenses and Distributions – Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Trust level expenses are allocated to each Fund based on net assets, equally across all Funds, or to a specific Fund, whichever is deemed most appropriate for a particular expense. Each Fund pays its own expenses.

Distributions of net investment income, if any, for the Small Company Growth Fund and Growth Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Distributions of capital gains, if any, for Small Company Growth Fund, Growth Fund, Balanced Fund, Government Bond Fund, and West Virginia Municipal Bond Fund, are declared and paid annually.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/ accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, (the “Code”) and to distribute to shareholders each year substantially all of its income. As of and during the year ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have not incorporated uncertain tax positions that require a provision for income taxes and federal and state taxing authorities.

The Funds may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income gains are earned.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Derivative Instruments and Hedging Activities – The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; 5) possible unforeseen redemption request by a derivative counter party increasing possible portfolio losses or costs, or preventing a Fund from implementing its investment strategy; and 6) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

52	www.wesmarkfunds.com

Notes to Financial Statements
December 31, 2014

Writing Covered Call Options and Purchasing Put Options

The Funds will not write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable forms without further payment or after segregating cash in the amount of any further payment.

The Funds will not purchase put options on securities unless the securities are held in the Fund’s portfolio.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value, or net assets will not result in a violation of such restriction.

Option contracts (options) - are rights to buy or sell usually a security for a specified price within a specified period. The seller of the option receives a payment, or premium, from the buyer, which the seller keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the over the counter (OTC) market and may be bought or sold on a wide variety of securities.

A Fund may buy and/or sell the following types of options:

Call Options - A call option gives the holder (buyer) the right to buy the underlying security from the seller (writer) of the option. A Fund may use call options in the following ways:

››	Buy call options on a security in anticipation of an increase in the value of the security; or
››

Sell call options on a security to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying security. If a Fund writes a call option on a security that it owns and that call option is exercised, a Fund must deliver the security to the buyer and foregoes any possible profit from an increase in the market price of the security over the exercise price plus the premium received.

Put Options - A put option gives the holder the right to sell the security to the writer of the option. A Fund may use put options in the following ways:

››	Buy put options on a security in anticipation of a decrease in the value of the Reference Instrument; or
››

Write put options on a security to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the security. In writing puts, there is a risk that a Fund may be required to take delivery of the security when its current market price is lower than the exercise price.

A Fund may also buy or write options, as needed, to close out existing option positions. Finally, a Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

The WesMark Balanced Fund had the following transactions in written options during the year ended December 31, 2014:

	Written Call Options
	Contracts	Premiums
Outstanding, December 31, 2013	–	$–
Opened	(2,420)	225,460
Closed	1,355	(139,736)
Exercised	705	(52,659)
Expired	160	(14,473)
Outstanding, December 31, 2014	(200)	$18,592

Market Value, December 31, 2014		$(20,800)

The WesMark Balanced Fund had average written call option contracts volume of 132 during the year ended December 31, 2014.

The effect of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2014:

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives Statements of Assets and Liabilities Location	Fair Value
WesMark Balanced Fund
Equity Contracts (Written Options)	N/A	N/A	Written Options, At value	$ 20,800
Total		N/A		$ 20,800

Annual Report | December 31, 2014	53

Notes to Financial Statements
December 31, 2014

The effect of derivatives instruments on the Statements of Operations for the year ended December 31, 2014:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation on Derivatives Recognized in Income
WesMark Balanced Fund
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation of written options	$71,970	$(2,208)
Total		$71,970	$(2,208)

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Small Company Growth Fund
Shares sold	764,620	550,289
Shares issued to shareholders in payment of distributions declared	85,140	55,174
Shares redeemed	(520,182)	(603,118)
Net increase resulting from share transactions	329,578	2,345
Common shares outstanding, end of year	7,059,385	6,729,807

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Growth Fund
Shares sold	1,108,450	1,043,796
Shares issued to shareholders in payment of distributions declared	254,138	217,708
Shares redeemed	(1,668,313)	(2,105,935)
Net decrease resulting from share transactions	(305,725)	(844,431)
Common shares outstanding, end of year	18,803,346	19,109,071

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Balanced Fund
Shares sold	1,529,916	1,374,875
Shares issued to shareholders in payment of distributions declared	39,602	47,941
Shares redeemed	(818,969)	(543,816)
Net increase resulting from share transactions	750,549	879,000
Common shares outstanding, end of year	8,083,624	7,333,075

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Notes to Financial Statements
December 31, 2014

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Government Bond Fund
Shares sold	2,388,371	3,587,058
Shares issued to shareholders in payment of distributions declared	90,799	118,593
Shares redeemed	(2,627,122)	(2,693,816)
Net increase/(decrease) resulting from share transactions	(147,952)	1,011,835
Common shares outstanding, end of year	27,116,832	27,264,784

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
West Virginia Municipal Bond Fund
Shares sold	1,294,872	1,422,049
Shares issued to shareholders in payment of distributions declared	61,088	67,235
Shares redeemed	(821,434)	(1,268,300)
Net increase resulting from share transactions	534,526	220,984
Common shares outstanding, end of year	11,427,105	10,892,579

4. FEDERAL TAX INFORMATION AND TAX BASIS

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences were primarily attributed to differences in the treatment of net operating loss, paydown adjustments, and treatment of certain other investments. For the Funds’ most recent year ended December 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:

	Increase/(Decrease)
Fund Name	Paid-in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments
Small Company Growth Fund	$(619,106)	$617,110	$1,996
Growth Fund	$–	$(85)	$85
Balanced Fund	$–	$11,918	$(11,918)
Government Bond Fund	$–	$374,497	$(374,497)
West Virginia Municipal Bond Fund	$1	$(19,456)	$19,455

Included in the amounts reclassified for Small Company Growth Fund was a net operating loss offset to paid in capital of $626,226.

Net investment income (loss), net realized gains (losses), and total net assets were not affected by this reclassification.

For federal income tax purposes, the following amounts apply as of December 31, 2014:

Fund Name	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation (Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Small Company Growth Fund	$40,300,037	$(1,140,791)	$–	$39,159,246	$57,768,993
Growth Fund	$138,713,504	$(1,419,811)	$–	$137,293,693	$223,993,450
Balanced Fund	$21,665,465	$(557,742)	$(2,208)	$21,105,515	$82,031,233
Government Bond Fund	$5,602,319	$(2,451,281)	$–	$3,151,038	$267,862,668
West Virginia Municipal Bond Fund	$3,978,710	$(209,905)	$–	$3,768,805	$116,407,642

Annual Report | December 31, 2014	55

Notes to Financial Statements
December 31, 2014

The tax character of distributions as reported on the Statements of Changes in Net Assets for the year ended December 31, 2014 was as follows:

	For Year Ended December 31, 2014
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Growth Fund	$–	$–	$2,666,864	$2,666,864
Growth Fund	$–	$1,625,201	$10,878,279	$12,503,480
Balanced Fund	$–	$1,445,275	$999,417	$2,444,692
Government Bond Fund	$–	$4,810,617	$89,522	$4,900,139
West Virginia Municipal Bond Fund	$2,723,728	$21,689	$159,335	$2,904,752

	For Year Ended December 31, 2013
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Growth Fund	$–	$–	$1,426,900	$1,426,900
Growth Fund	$–	$2,718,535	$6,605,721	$9,324,256
Balanced Fund	$–	$1,345,028	$1,543,365	$2,888,393
Government Bond Fund	$–	$5,303,544	$–	$5,303,544
West Virginia Municipal Bond Fund	$2,988,057	$11,718	$129,456	$3,129,231

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2014, the Funds most recent year end, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed tax- exempt income	Undistributed net investment income	Accumulated net realized gain (loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation (depreciation) on investments	Total
Small Company Growth Fund	$–	$–	$(92,588)	$–	$39,159,246	$39,066,658
Growth Fund	$–	$89,201	$1,776,576	$–	$137,293,693	$139,159,470
Balanced Fund	$–	$93,439	$903,814	$(20)	$21,105,515	$22,102,748
Government Bond Fund	$–	$137,787	$(77,967)	$–	$3,151,038	$3,210,858
West Virginia Municipal Bond Fund	$–	$–	$6,270	$–	$3,768,805	$3,775,075

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

The Funds elect to defer to the period ending December 31, 2015, capital losses recognized during the period November 1, 2014 to December 31, 2014 in the amount of:

Fund Name	Capital Losses
Small Company Growth Fund	$92,588
Government Bond Fund	$77,967

The Fund elects to defer to the period ending December 31, 2015, late year ordinary losses in the amount of:

Fund Name	Ordinary Losses
Balanced Fund	$20

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee – WesBanco Investment Department is the Funds’ investment adviser (the “Adviser”). The Advisory Agreement between the Funds and the Adviser provides for an annual fee equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage
Small Company Growth Fund	0.75%
Growth Fund	0.75%
Balanced Fund	0.75%
Government Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%

The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

56	www.wesmarkfunds.com

Notes to Financial Statements
December 31, 2014

For the year ended December 31, 2014, the Adviser waived the following fees. This waiver may only be terminated by agreement of the Board of Trustees.

Fund Name	Adviser Fee Waiver
West Virginia Municipal Bond Fund	$115,866

Administrative Fee – ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on an annual rate of 0.07% of the daily average aggregate net assets of the Trust for the period, subject to a $650,000 annual minimum (on the Trust level). Fees are allocated to each Fund based on daily net assets (each Fund’s net assets as a percentage of total Trust net assets).

Distribution (12b-1) Fee – ALPS Distributors, Inc. (“ADI”) serves as the Funds’ distributor.

The Funds’ Trustees previously adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds could have compensated the distributor from the net assets of the Funds to finance activities intended to result in sale of each Fund’s shares. The Plan specified that the Funds may have incurred distribution expenses at 0.25% of the daily net assets of each Fund. The Plan expired on August 31, 2007, and the Funds’ Trustees did not approve its renewal.

Shareholder Services Fee – Under the terms of Shareholder Services Agreements with WesBanco Bank (“WesBanco”) and other financial institutions, the Funds may pay WesBanco, or other financial institutions, up to 0.25% of average daily net assets. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco and the financial institutions may voluntarily choose to waive any portion of their fee. WesBanco and the financial institutions can modify or terminate this voluntary waiver at any time at their sole discretion.

Recordkeeping Fee – The Funds may pay recordkeeping fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Custodian Fees – WesBanco is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

General – Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2014, were as follows:

Fund	Purchases	Sales
Small Company Growth Fund	$16,947,345	$14,576,887
Growth Fund	55,727,779	73,786,168
Balanced Fund	20,978,778	13,554,697
Government Bond Fund	42,999,982	42,240,172
West Virginia Municipal Bond Fund	16,613,125	16,445,149

Purchases and Sales of U.S. Government Securities, other than short-term securities, for the year ended December 31, 2014 were as follows:

Fund	Purchases	Sales
Balanced Fund	$5,290,003	$3,323,125
Government Bond Fund	7,933,525	2,000,000

7. CONCENTRATION OF RISK

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2014, 33% of the securities in the portfolio were backed by letters of credit, bond insurance of various financial institutions, or financial guaranty assurance agencies.

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

8. COMPENSATION OF TRUSTEES

None of the Trustees is entitled to receive any retirement, pension plans or deferred compensation benefits from the Trust. Interested Trustees receive the same compensation as Independent Trustees. No officers of the Funds are compensated by the Funds, but officers may be reimbursed by the Funds for travel and related expenses incurred in performing their duties.

Annual Report | December 31, 2014	57

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

WesMark Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments and schedule of written options, of WesMark Funds comprising WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund, and WesMark West Virginia Municipal Bond Fund (the “Funds”) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2010, were audited by other auditors whose report dated February 25, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting WesMark Funds as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 25, 2015

58	www.wesmarkfunds.com

Shareholder Expense Example
December 31, 2014 (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and to the extent applicable, shareholder services fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

ACTUAL EXPENSES

The first line of the table below (“Actual Fund Return”) provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expense Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below (“Hypothetical Fund Return”) provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below (“Hypothetical Fund Return”) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expense Paid During Period(1)	Net Expense Ratios(2)
WesMark Small Company Growth Fund
Actual Fund Return	$ 1,000.00	$ 991.80	$ 6.12	1.22%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,019.06	$ 6.21	1.22%
WesMark Growth Fund
Actual Fund Return	$ 1,000.00	$ 1,036.70	$ 5.80	1.13%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,019.51	$ 5.75	1.13%
WesMark Balanced Fund
Actual Fund Return	$ 1,000.00	$ 1,016.90	$ 6.20	1.22%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,019.06	$ 6.21	1.22%
WesMark Government Bond Fund
Actual Fund Return	$ 1,000.00	$ 1,015.20	$ 5.08	1.00%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
WesMark West Virginia Municipal Bond Fund
Actual Fund Return	$ 1,000.00	$ 1,020.50	$ 4.84	0.95%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
(2)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

Annual Report | December 31, 2014	59

Board of Trustees and Trust Officers
December 31, 2014 (Unaudited)

The Board is responsible for managing the Trust’s business affairs and for exercising all of the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds as of December 31, 2014. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising five portfolios). Unless otherwise noted, each Officer is elected annually and each Board member oversees all portfolios in the WesMark Fund Complex and serves for an indefinite term.

Name Age Address* Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions

Independent Trustees

Lawrence E. Bandi Age: 60	Principal Occupations: President, Central Catholic High School, Wheeling, WV.

TRUSTEE Began serving: September 2004

Other Directorships: Special Wish Foundation; Wheeling Convention and Visitors Bureau (Economic Development), Catholic Charities Health Care West Virginia, Inc. (Charity), Welty Corporation, and MPD Corporation (Property Management).

Previous Positions: President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education); VP & CFO MPD Corporation (Hospitality).

Mark M. Gleason Age: 64	Principal Occupation: Managing Director, Gleason & Associates (Certified Public Accounting and Consulting Firm)

TRUSTEE Began serving: January 2011	Other Directorships: Trustee, Various Asbestos Trusts (Investment of Assets and Claim Payment).

Richard A. Hay Age: 68	Principal Occupation: Senior Consulting Associate, Beime Wealth Management.

Previous Occupation: Senior Vice President, UBS Financial Services (Financial Services).
TRUSTEE Began serving: December 2008

Interested Trustee

Robert E. Kirkbride** Age: 75

Principal Occupations and Other Directorships: Paid Consultant to the Executive Loan Committee of WesBanco Bank, Inc.(Financial Services); Officer and Director, Ohio Valley Land Company (Real Estate Development); Officer, Christy & Associates (Real Estate Development and Investment Management); Director, The Mountain Company (Holding Company); Director, The Laurel Management Group (Holding Company); Director and Officer, Thunder Corporation (Oil and Gas Production); Member and Manager, Marietta Ventures LLC (real estate development and related consulting).

CHAIRMAN AND TRUSTEE Began serving: September 2004

*	All Trustees may be reached via the Funds at 1290 Broadway, Suite 1100, Denver, CO, 80203.

**

Mr. Kirkbride is an interested person due to his security holdings in WesBanco, Inc. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Kirkbride previously served as a Director for WesBanco, Inc. and WesBanco Bank, Inc. and currently serves as a paid consultant to the Executive Loan Committee of WesBanco Bank, Inc.

60	www.wesmarkfunds.com

Board of Trustees and Trust Officers
December 31, 2014 (Unaudited)

Name, Age, Address	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Officers

David B. Ellwood Age: 58 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF EXECUTIVE OFFICER PRESIDENT Began serving: January 2013

Principal Occupations: Co-Portfolio Manager, President and Chief Executive Officer of the WesMark Funds; Executive Vice President, WesBanco Trust and Investment Services.

Previous Positions: Chief Financial Officer, WesMark Funds 2009 to January 2013; Vice President, WesMark Funds September 2004 to January 2013.

Deborah Ferdon Age: 61 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF COMPLIANCE OFFICER Began serving: September 2004

Principal Occupations: Chief Compliance Officer of the WesMark Funds; Chief Compliance Officer and Executive Vice President of WesBanco Investment Department and WesBanco Trust and Investment Services, Registered Principal of WesBanco Securities, Inc.

Steven Kellas Age: 48 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF FINANCIAL OFFICER TREASURER Began serving: January 2013

Principal Occupations: Co-Portfolio Manager, Treasurer and Chief Financial Officer of the WesMark Funds; Senior Vice President WesBanco Trust and Investment Services.

Previous Position: Co-Portfolio Manager, WesMark Funds 2006-2013; Vice President, WesBanco Trust and Investment Services.

Scott Love Age: 38 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	VICE PRESIDENT Began serving: February 2013

Principal Occupation: Co-Portfolio Manager and Vice President of the WesMark Funds, Senior Vice President WesBanco Trust and Investment Services.

Previous Position: Morgan Keegan & Co, 1st Vice President, Economic and Market Strategy, April 2010 – May 2012.

Todd P. Zerega Age: 40 700 13th Street, N.W. Washington, D.C. 20005-3690	SECRETARY Began serving: September 2004	Principal Occupation: Partner, Perkins Coie, LLP. Previous Positions: Partner, Reed Smith, LLP.

JoEllen L. Legg Age: 53 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT SECRETARY Began serving: March 2009

Principal Occupation: Vice President and Assistant General Counsel, ALPS Fund Services, Inc.

Previous Positions: Senior Counsel, Adelphia Communications Corporation, 2005 to 2007; Associate Counsel, Patton Boggs LLP, 2004 to 2005; Associate Counsel, Fried, Frank, Harris, Shriver & Jacobson LLP, 1998 to 2004.

Pete Greenly Age: 46 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT TREASURER Began serving: August 2012

Principal Occupation: Fund Controller, ALPS Fund Services, Inc. since June 2012.

Previous Positions: Manager of Valuations with Great West Life and Annuity from 2011 to 2012, Supervisor of Fund Accounting at Janus Capital from February 2011 to November 2011, Project Manager at Old Mutual Capital from 2007 – 2010.

The Funds’ current Statement of Additional Information contains additional information about the Funds’ Trustees and is available, without charge, upon request, by calling the Funds toll-free at 1-800-864-1013.

Annual Report | December 31, 2014	61

Additional Information
December 31, 2014 (Unaudited)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of its fiscal year, on Form N-Q. These filings are also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information on the WesMark Funds website at www.wesmarkfunds.com by clicking on “Quarterly Reports”, then selecting the name of the Fund.

NOTICE TO STOCKHOLDERS

For the year ended December 31, 2014, 99.21% of the distributions from net investment income for West Virginia Municipal Bond Fund were exempt from federal income tax.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended December 31, 2014, the percentages qualifying for the dividend received deduction available to corporate shareholders were as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	84.33%

For the year ended December 31, 2014, the following percentages of total ordinary dividends paid by the Funds were qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete

information will be reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	88.24%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Small Company Growth Fund, Growth Fund, Balanced Fund, Government Bond Fund, and West Virginia Municipal Bond Fund designated $2,666,864, $10,878,279, $999,417, $89,522, and $159,335, respectively, as long-term capital gain dividends.

62	www.wesmarkfunds.com

Glossary of Terms
December 31, 2014 (Unaudited)

Basis points – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Collateralized Mortgage Obligation – complex mortgage backed securities that allocate payments and prepayments from an underlying mortgage pools among holders of different classes or tranches of the CMO.

Consumer Price Index (CPI) – a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Duration – a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Fannie Mae and Freddie Mac – government sponsored entities that receive support through federal subsidies, loan or other benefits.

Quantitative Easing III (QEIII) – monetary policy implemented by the Federal Reserve in 2012 to purchase $40 billion a month of agency mortgage backed securities (discontinued in October 2014) and also to continue extremely low rate policy until at least mid-2015.

Maturity – maturity date refers to the final payment date of a loan or other financial instrument, at which point the principal (and all remaining interest) is due to be paid.

Mortgage Pool – a group of mortgages with similar interest rates and maturity dates “pooled together” for the issuance of a mortgage-backed security. Some mortgage-backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae are known as “pools” themselves. These are the simplest form of mortgage-backed security.

Investment Ratings:

Description	Standard and Poor’s Long-Term Debt Rating	Moody’s Investors Service Long- Term Bond Rating
Highest rating available. Capacity to pay interest and repay principal is extremely strong. Carry smallest degree of investment risk.	AAA	Aaa
Very strong capacity to pay interest and repay principal. Differ from AAA rated securities by very small degree. Still considered high grade obligation.	AA	Aa

Strong capacity to pay interest and repay principal although is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than those rated higher. Considered upper medium grade obligation.

	A	A

Regarded as having an adequate capacity to pay interest and repay principal. Any adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay vs. those rated higher. Considered medium grade obligation.

	BBB	Baa

Judged to have speculative elements, but has less near-term vulnerability to default than other speculative=e issues. Faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

	BB	Ba

Has greater vulnerability to default but currently has capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest or principal. Generally lack characteristics of the desirable investment.

	B	B

Currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

	CCC	Caa
Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating (by S&P). Represent obligations which are speculative in a high degree.	CC	Ca
Typically applied to debt subordinated to senior debt which has been assigned an actual or implied CCC-debt rating (by S&P). Represents the lowest rated class of bonds.	C	C

Annual Report | December 31, 2014	63

Notes

64	www.wesmarkfunds.com

# WesMark Funds℠

Small Company Growth Fund » Cusip 951025501

Growth Fund » Cusip 951025204

Balanced Fund » Cusip 951025303

Government Bond Fund » Cusip 951025402

West Virginia Municipal Bond Fund » Cusip 951025105

WesBanco

WesBanco Investment Department, Investment Adviser
A Division of WesBanco Bank, Inc.
*Must be accompanied or preceded by a Prospectus.*

ALPS Distributors, Inc., Distributor

WMK000347

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)       Not applicable.

(c)       Not applicable to the registrant.

(d)       Not applicable to the registrant.

(e)       Not applicable to the registrant.

(f)(3)   The registrant hereby undertakes to provide to any person, without charge, upon request, a copy of the code of ethics referenced in Item 2(a) above. To request a copy of the code of ethics, contact the registrant at 1-800-864-1013.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following members of the Board’s Audit Committee are each an “audit committee financial expert” and are “independent” for purposes of this Item: Lawrence E. Bandi and Mark M. Gleason.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2013 and December 31, 2014 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $63,000 and $63,000, respectively.

(b)       Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2013 and December 31, 2014 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)       Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2013 and December 31, 2014 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $15,000 and $15,000, respectively.

(d)       All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2013 and December 31, 2014 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were

$10,000and $10,000, respectively. These services were provided in connection with conducting Rule 17f-2 examinations and preparing related SEC filings.

(e)(1)   Audit Committee Policies Regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit Services; all other Audit Services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved certain Audit-Related Services; all other Audit-Related Services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax Services to the registrant such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax Services; all Tax Services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and
(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)   The services described in paragraphs (c) and (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services of the kind described in paragraph (b) of this Item provided.

(f)       Not applicable to registrant.

(g)       Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal years of the registrant ended December 31, 2013 and December 31, 2014 were $25,000 and $25,000, respectively.

(h)       The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)

A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	WesMark Funds

By	/s/ David B. Ellwood
David B. Ellwood President and Chief Executive Officer (Principal Executive Officer)

Date	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David B. Ellwood
David B. Ellwood President and Chief Executive Officer (Principal Executive Officer)

Date	March 6, 2015

By	/s/ Steven Kellas
Steven Kellas Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	March 6, 2015